                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              PLANTRONICS. INC.
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        _

     (2)  Form, Schedule or Registration Statement No.:

        _

     (3)  Filing Party:

        _

     (4)  Date Filed:

        _

                               PLANTRONICS, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD AUGUST 6, 1996

TO THE STOCKHOLDERS:


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of PLANTRONICS, INC., a Delaware corporation (the "Company"), will be held on Tuesday, August 6, 1996 at 2:00 p.m., local time, at the offices of Plantronics, Ltd., Interface Business Park, Bincknoll Lane, Wootton Bassett, Wiltshire, SN4 8QQ, United Kingdom for the following purposes:


          1. To elect seven directors to serve until the next Annual Meeting of Stockholders and until their successors are elected.

          2. To ratify and approve the adoption of the 1996 Employee Stock Purchase Plan.


          3. To ratify and approve a 490,000 share increase in the Common Stock issuable under the 1993 Stock Option Plan.


          4. To ratify and approve a 10,000 share increase in the Common Stock issuable under the 1993 Directors' Stock Option Plan.

          5. To ratify the appointment of Price Waterhouse LLP as independent public accountants of the Company for the fiscal year ending March 29, 1997.

          6. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on June 25, 1996 are entitled to notice of and to vote at the meeting.

     To assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.


                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          John A. Knutson
                                          Secretary


Santa Cruz, California

July 1, 1996

                             YOUR VOTE IS IMPORTANT


TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                               PLANTRONICS, INC.
                            ------------------------

                            PROXY STATEMENT FOR 1996
                         ANNUAL MEETING OF STOCKHOLDERS
                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL


     The enclosed Proxy is solicited on behalf of the Board of Directors of PLANTRONICS, INC., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held Tuesday, August 6, 1996 at 2:00 p.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the offices of Plantronics, Ltd., Interface Business Park, Bincknoll Lane, Wootton Bassett, Wiltshire, SN4 8QQ, United Kingdom. The Company's principal executive offices are located at 337 Encinal Street, Santa Cruz, California 95060, and its telephone number at that location is (408) 426-6060.



     These proxy solicitation materials and the Annual Report to Stockholders for the fiscal year ended March 30, 1996, including financial statements, were first mailed on or about July 1, 1996 to all stockholders entitled to vote at the meeting.


RECORD DATE AND VOTING SECURITIES


     Stockholders of record at the close of business on June 25, 1996 are entitled to notice of and to vote at the meeting. At the record date, 8,441,148 shares of the Company's authorized Common Stock were issued and outstanding and held of record by 90 stockholders. No shares of the Company's authorized Preferred Stock were outstanding.


REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

VOTING AND SOLICITATION

     Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

     This solicitation of proxies is made by the Company, and all related costs will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.


QUORUM; ABSTENTIONS; BROKER NON-VOTES


     The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the record date. Shares that are voted "FOR," "AGAINST" or "WITHHELD" with respect to a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter.

     While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions (i.e. votes of "withheld" or "abstain"), the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and

(ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.


     Under current Delaware case law, while broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, the Company intends to treat broker non-votes in this manner. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.


DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 1997 Annual Meeting of Stockholders must be received by the Company no later than February 15, 1997 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

NOMINEES

     A board of seven directors is to be elected at the Annual Meeting of Stockholders. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's seven nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting of Stockholders, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office for each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

     Pursuant to the terms of a Board Designation Agreement between the Company and Citicorp Venture Capital, Ltd. ("CVC"), the Company's largest stockholder, the Company will nominate and support for election to the Board of Directors three designees of CVC. Directors Banziger, Muqaddam and O'Mara are the nominees designated by CVC. See "Board Designation Agreement" below for a description of the Board Designation Agreement. See also "Additional Information--Security Ownership of Principal Stockholders and Management."

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NOMINEES LISTED BELOW.

     The names of the nominees and certain information about them as of June 25, 1996 are set forth below:


                                                                                      DIRECTOR
           NAME OF NOMINEE             AGE           POSITION WITH THE COMPANY         SINCE
- - -------------------------------------  ---     -------------------------------------  --------
Richard D. Banziger(1)...............  36      Director                                 1994
Robert S. Cecil......................  60      Chairman of the Board of Directors,      1992
                                               President and Chief Executive Officer
M. Saleem Muqaddam(1)................  49      Director                                 1994
John Mowbray O'Mara(2)...............  68      Director                                 1994
Trude C. Taylor(2)...................  75      Director                                 1989
J. Sidney Webb(2)....................  76      Director                                 1990
David A. Wegmann(1)..................  49      Director                                 1988


- - ---------------

(1) Member of the Audit Committee.



(2) Member of the Compensation Committee.

     MR. BANZIGER has held various corporate finance positions with Citibank, N.A. since 1985. Since 1989, he has served as a Vice President of Citibank, N.A. and certain of its affiliates.


     MR. CECIL joined the Company in March 1992 as President, Chief Executive Officer and Director, and in September 1993 he was elected Chairman of the Board of Directors. From 1984 to December 1991, Mr. Cecil held a number of positions with LIN Broadcasting Corporation, a subsidiary of McCaw Cellular Communications Inc. that provides cellular services in North America, including President of its Cellular Group. From 1977 to 1984, he held various positions with Motorola, Inc., including Vice President and Corporate Director of Marketing. Prior to that he held various senior sales and marketing management positions with IBM Corporation. Mr. Cecil also serves on the Board of Directors of Toll Free Cellular, Inc., a private cellular company, and TAB Products Co., which manufactures and markets a broad range of filing systems and supplies, systems furniture, computer-related products and forms processing equipment.


     MR. MUQADDAM has served as a Vice President of CVC and its affiliated investment companies since 1989. Previously he spent 15 years with Citibank, N.A. and its affiliates in senior management positions. Mr. Muqaddam is a director of Pamida Holdings Corporation, Chromcraft Remington Inc. and Fairwood Corporation.



     MR. O'MARA has been a management consultant since May 1993. From March 1991 to March 1993, he served as Chairman of the Executive Committee of Quality Care Systems, Inc., a provider of computer-based "expert" medical cost containment systems. From August 1988 through December 1989, Mr. O'Mara served as Chairman of the Board and Chief Executive Officer of Global Natural Resources, Inc. Prior to 1988, Mr. O'Mara spent 22 years as an investment banker, serving most recently as Managing Director for Chase Investment Bank, a subsidiary of Chase Manhattan Bank, N.A. Mr. O'Mara is a director of Baldwin & Lyons, Inc. and The Midland Company.


     MR. TAYLOR has been a private investor since 1987 and a principal in TC Associates, a management consulting firm, since 1984. He served as a director of the Company's former operating subsidiary, Plantronics, Inc., from 1969 until its merger into the Company in January 1994. He was Chairman of the Board of Directors and a Director of Zehntel, Inc. ("Zehntel"), a manufacturer of automated test equipment and a former subsidiary of Plantronics, Inc., from 1984 to 1987, Chief Executive Officer of Zehntel from 1984 to 1985 and Chairman of the Board of Directors, President and Chief Executive Officer of Electronic Memories and Magnetics Corporation, a manufacturer of computer peripherals, from 1969 until 1984. He is also a director of Dense PAC Microsystems, Inc. and Xylan Corporation.


     MR. WEBB has been Chairman of the Board of Directors of The Titan Corporation since 1984. The Titan Corporation designs, manufactures and installs high technology information and electronic products and systems for government, commercial and international clients. Mr. Webb was a director of the Company's former operating subsidiary, Plantronics, Inc., from 1983 to 1989, and rejoined the boards of directors of that corporation and the Company in January 1990. He was a private investor and consultant from 1981 to 1984. Prior to that, he was Vice Chairman of TRW, Inc. until 1981. He is currently a director of EIP Microwave, Inc. and Amdahl Corporation.


     MR. WEGMANN has been a private investor since August 1988. Prior to that, he was a Vice President of CVC. Mr. Wegmann was the sole director of the Company from its inception in August 1988 until March 1989. He also served as a director of the Company's former operating subsidiary, Plantronics, Inc., from March 1989 until its merger with the Company in January 1994. Mr. Wegmann is also a director of Compression Labs, Incorporated and Innoserv Technologies, Inc.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of four meetings and acted by unanimous written consent twice during the fiscal year ended March 30, 1996. Each director attended 100% of the meetings of the Board of Directors and committees thereof, if any, upon which such director served. The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors has no nominating committee or any committee performing such functions.

     The Compensation Committee, which consists of directors Taylor, Webb and O'Mara, met once and acted by unanimous written consent three times during the fiscal year. This Committee is responsible for determining salaries, incentives and other forms of compensation for directors, officers and other employees of the Company and administers various incentive compensation and benefit plans. Mr. O'Mara was appointed to the Compensation Committee as the designee of CVC pursuant to the terms of the Company's 1993 Stock Option Plan.


     The Audit Committee, which consists of directors Banziger, Muqaddam and Wegmann, met once during the fiscal year. This Committee is responsible for overseeing actions taken by the Company's independent auditors and reviews the Company's internal financial controls.

COMPENSATION OF DIRECTORS

     The directors of the Company, other than directors who are also executive officers, receive a retainer fee of $5,000 per quarter, plus a fee of $1,000 for attendance at each meeting of the Board of Directors and the Audit and Compensation Committees. Directors also are entitled to reimbursement of expenses incurred in connection with attendance at meetings.

     Each non-employee director of the Company is entitled to participate in the Company's 1993 Directors' Stock Option Plan (the "Director Plan"). Pursuant to the Director Plan, Messrs. Banziger, Muqaddam, O'Mara, Taylor, Webb and Wegmann each received on January 15, 1996 an option to purchase 500 shares of Common Stock at an exercise price of $33.13 per share.

BOARD DESIGNATION AGREEMENT

     The Company and CVC are parties to a Board Designation Agreement under which the Company will nominate for election to the Board of Directors of the Company up to three designees of CVC and will solicit proxies in favor of the election of such nominees. During the term of such agreement, for so long as CVC owns at least 66 2/3% of the Common Stock held by it immediately following the Company's initial public offering, the Company has agreed to nominate and support the election of three CVC designees to the Board of Directors. During any period that CVC owns more than 15% of the outstanding Common Stock of the Company (on a fully diluted basis assuming exercise of all outstanding options or warrants to purchase Common Stock and the conversion of all securities convertible into Common Stock) but less than 66 2/3% of the Common Stock held by it immediately following the Company's initial public offering, the Company will nominate and support for election two CVC designees. For so long as CVC owns at least 10% of the outstanding Common Stock of the Company on a fully diluted basis, the Company will nominate and support for election at least one CVC designee. Additionally, any interim term vacancy of any directorship held by a CVC designee immediately prior to such vacancy shall be filled by a nominee selected by a majority of the remaining CVC designee(s). Interim term vacancies of any directorships held by non-CVC designees shall be filled by a nominee selected by a majority of the remaining Board members that are neither CVC designees nor the Company's Chief Executive Officer. The Agreement expires on the earlier to occur of (i) January 26, 2004 (the tenth anniversary of the Company's initial public offering) and (ii) the date on which CVC no longer has the right under the agreement to designate a director for nomination to the Company's Board of Directors.

VOTE REQUIRED

     If a quorum is present and voting, the seven nominees receiving the highest number of votes will be elected to the Board of Directors. Votes withheld from any nominee will be counted for purposes of determining the presence or absence of a quorum for transaction of business at the meeting, but will have no other legal effect upon the election of directors under Delaware law.

                                  PROPOSAL TWO


                 ADOPTION OF 1996 EMPLOYEE STOCK PURCHASE PLAN


     The Company is seeking stockholder approval for adoption of the 1996 Employee Stock Purchase Plan (the "Purchase Plan"). The Purchase Plan was approved for adoption by the Board of Directors on April 23, 1996. If the Purchase Plan is adopted, as of September 1, 1996, an initial total of 20,000 shares of Common Stock will be reserved for issuance under the Purchase Plan.

     The Board believes that adoption of the Purchase Plan is in the best interest of the Company. The Board believes that broad stock ownership by the Company's employees is beneficial to all stockholders and that adoption of the Purchase Plan is necessary to enable the Company to compete successfully with other companies to attract and retain valuable employees.

SUMMARY OF 1996 EMPLOYEE STOCK PURCHASE PLAN


     PURPOSE. The purpose of the Purchase Plan is to provide employees of the Company and its designated subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions.



     ADMINISTRATION. The Purchase Plan will be administered by the Board of Directors or a committee appointed by the Board. All questions of interpretation of the Purchase Plan are determined by the Board of Directors or its committee, whose decisions are final and binding upon all participants.



     ELIGIBILITY. Any person who is customarily employed by the Company or a designated subsidiary for at least twenty hours per week and more than five months in a calendar year is eligible to participate in the Purchase Plan, provided that the employee had been employed for at least ninety days on the first day of an offering period and subject to certain limitations imposed by
Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code"). Highly compensated employees, as defined in Section 414(q) of the Code, are not eligible to participate.


     PARTICIPATION. Eligible employees become participants in the Purchase Plan by delivering to the Company a subscription agreement authorizing payroll deductions prior to the applicable offering date, unless a later time for filing the subscription agreement has been set by the Board of Directors or its committee, for all eligible employees with respect to a given offering period.


     OFFERING PERIODS. The Purchase Plan is implemented by consecutive six-month offering periods commencing on or about March 1 and September 1, of each year or on such date as the Board or its committee may determine. The first offering period is anticipated to commence on September 1, 1996. The Board of Directors may change the duration of the offering periods without stockholder approval upon fifteen days' prior notice.



     PAYROLL DEDUCTIONS. The purchase price for the shares is accumulated by payroll deductions during the offering period. The deductions may not be less than 1% nor more than 10% of a participant's eligible aggregate compensation during the offering period. Eligible aggregate compensation is defined as a participant's regular gross earnings, excluding payments for overtime, shift premiums, incentive compensation, bonuses, commission, car allowance, profit sharing and other earnings. A participant may discontinue his or her participation in the Purchase Plan at any time during the offering period and may change the rate of payroll deductions one time during any six-month offering period. Payroll deductions commence on the first payroll following the first day of the offering period and end on the last payroll paid on or prior to the last day of the offering period (the "exercise date").



     GRANT AND EXERCISE OF OPTION. The maximum number of shares placed under option to a participant in an offering period is that number determined by dividing the amount of the participant's total payroll deductions to be accumulated prior to an exercise date by 95% of the fair market value of the Common Stock for the last market trading day prior to the beginning of the offering period. The fair market value of Common Stock on a given date shall be the closing sale price of the Common Stock for such date on the New York Stock Exchange or, if not traded on such date, on the immediately preceding trading date, as reported in the

Wall Street Journal. Unless a participant withdraws from the Purchase Plan, such participant's option for the purchase of shares will be exercised automatically on each exercise date for the maximum number of whole shares at the applicable rate.


     Notwithstanding the foregoing, no employee will be permitted to purchase more than 500 shares in any six-month offering period, and no employee will be permitted to subscribe for shares under the Purchase Plan if, immediately after the grant of an option, the employee would own 5% or more of the voting power or value of all classes of stock of the Company or of any of its subsidiaries (including stock which may be purchased under the Purchase Plan or pursuant to any other options), nor shall any employee be granted an option which would permit the employee to buy pursuant to the Purchase Plan more than $25,000 worth of stock (determined at the fair market value of the shares at the time the option is granted) in any calendar year.



     WITHDRAWAL; TERMINATION OF EMPLOYMENT. A participant's interest in a given offering may be terminated in whole, but not in part, at any time by signing and delivering to the Company a notice of withdrawal from the plan. Any withdrawal by the participant of accumulated payroll deductions for a given offering automatically terminates the participant's interest in that offering. The failure to remain in the continuous employ of the Company for at least twenty hours per week during an offering period will be deemed to be a withdrawal from that offering.



     TRANSFERABILITY. Neither accumulated payroll deductions nor any rights with regard to the exercise of an option or to receive shares under the Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in the Purchase Plan) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from the Purchase Plan. Shares received pursuant to option exercise at the end of each offering period may not be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution) by the participant for a period of six months.



     ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event any change is made in the Company's capitalization, such as a stock split or stock dividend, which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration therefor by the Company, other than the conversion of convertible securities, appropriate adjustments will be made by the Board of Directors to the shares subject to purchase under the Purchase Plan and to the purchase price per share.



     In the event of the proposed dissolution or liquidation of the Company, the offering will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the offering period will be shortened so as to end immediately prior to such sale or merger.



     AMENDMENT OR TERMINATION. The Board of Directors may at any time terminate or amend the Purchase Plan, except that termination shall not affect options previously granted and no amendment may make any change in any option previously granted which adversely affects the rights of any participant. In addition, the Company shall obtain stockholder approval in such a manner and to such a degree as required by applicable law.



     TAX INFORMATION. The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the offering period, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 5% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent that it is entitled to a deduction for ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above.

     The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the Purchase Plan. Reference should be made to the applicable provisions of the Code. In addition, the summary does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

VOTE REQUIRED

     The affirmative vote of a majority of the Votes Cast will be required to approve the adoption of the Purchase Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" ADOPTION OF THE PURCHASE PLAN.

                                 PROPOSAL THREE


                      APPROVAL OF A 490,000 SHARE INCREASE


              IN SHARES ISSUABLE UNDER THE 1993 STOCK OPTION PLAN


     The Company is seeking stockholder approval for an amendment of the 1993 Stock Option Plan (the "1993 Plan") to increase the number of shares issuable under the 1993 Plan. The 1993 Plan was adopted by the Board of Directors and the stockholders in September 1993. In April 1996, the Board of Directors approved an increase of 490,000 shares issuable under the 1993 Plan which, if approved by the stockholders, would increase the total shares reserved for issuance under the 1993 Plan since its inception to 2,079,621 shares.

     The Board believes the proposed increase is in the best interest of the Company. The Board believes that the increase will provide an adequate reserve of shares for issuance under the 1993 Plan which is necessary to enable the Company to compete successfully with other companies to attract and retain valuable employees.


     As of June 25, 1996, options to purchase 1,574,744 shares of Common Stock had been granted under the 1993 Plan and 14,877 shares remained available for future option grants. Subject to stockholder approval of the increase of 490,000 shares, there would then be 504,877 shares available for future grants. Options to purchase a total of 240,658 shares under the 1993 Plan had been exercised as of such date. The aggregate market value on June 25, 1996 of the unexercised options for shares of Common Stock under the 1993 Plan was $36,496,002, based on a closing price of $36 3/4 on the New York Stock Exchange on such date.


SUMMARY OF 1993 PLAN


     PURPOSES. The purposes of the 1993 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive for employees and consultants of the Company and to promote the success of the Company's business.



     ADMINISTRATION. For so long as Citicorp Venture Capital, Ltd. ("CVC") owns at least 10% of the Common Stock of the Company, the 1993 Plan shall be administered by the Compensation Committee of the Board of Directors (the "Committee"), which Committee shall be composed solely of two or three (but no more than three) directors who are neither employees nor consultants of the Company, at least one of whom shall be a designee of CVC; provided, however, that the Committee shall have discretionary authority to take actions with respect to outstanding options only with at least two-thirds vote of the Committee or, in the alternative, upon a majority vote of the Committee ratified by approval of at least two-thirds vote of the Board of Directors. After the date upon which CVC ceases to own at least 10% of the Company's Common Stock, the 1993 Plan shall also be administered by the Committee, which Committee shall be composed of two or more directors who are neither employees nor consultants of the Company, and which Committee shall have the full discretionary authority to take all actions with respect to the 1993 Plan upon a majority vote.

     The Committee has full power to select, from among the employees and consultants of the Company eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to any participant and to determine the specific terms of each grant, subject to the provisions of the 1993 Plan. The interpretation and construction of any provision of the 1993 Plan by the Committee shall be final and conclusive.


     ELIGIBILITY. The 1993 Plan provides that options may be granted to employees (including officers and directors who are also employees) and consultants to the Company or its parent or subsidiary. Incentive stock options may only be granted to employees. The Committee selects the individuals to whom options will be granted and determines the number of shares to be represented by each option as well as the terms thereof.



     STOCK OPTIONS. Each option granted under the 1993 Plan is to be evidenced by a written stock option agreement between the Company and the optionee and is subject to the following additional terms and conditions:



          (a) Exercise of the Option. The committee determines on the date of grant when options become exercisable. An option is exercised by giving written notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased and tendering payment of the purchase price to the Company. The acceptable methods of payment for shares issued upon exercise of an option are set forth in the option agreement and may consist of (1) cash, (2) check, (3) shares of Common Stock, (4) the delivery of a properly executed exercise notice together with such other documentation as the Board and the broker, if applicable, shall require to effect a cash-less exercise of the option and delivery to the Company of the amount of sale or loan proceeds required to pay the exercise price, (5) any combination of the foregoing methods or (6) such other consideration and method of payment permitted under applicable law.



          (b) Exercise Price. The exercise price of options granted under the 1993 Plan is determined on the date of grant. In the event of the grant of a nonstatutory option below the fair market value, the difference between fair market value on the date of grant and the exercise price would be treated as a compensation expense for accounting purposes and would therefore affect the Company's earnings. In the case of incentive stock options granted to an employee who at the time of grant owns more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary, the exercise price must be at least 110% of the fair market value per share of the Common Stock at the time of grant. The exercise price of incentive stock options must be at least 100% of the fair market value per share at the time of grant. The fair market value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on The New York Stock Exchange on the date of grant.



          (c) Termination. Subject to the terms of employment agreements between the Company and individual optionees, if the optionee's employment or consulting relationship with the Company is terminated for any reason, including death or total and permanent disability, options may be exercised after such termination as to all or part of the shares as to which the optionee was entitled to exercise at the date of such termination, provided that the option is exercised no later than its expiration date. Under a recent amendment to the 1993 Plan, the expiration date for all new option grants issued subsequent to the amendment will be sixty (60) days from the termination date.



          (d) Term and Termination of Options. At the time an option is granted, the Board or the Committee determines the period within which the option may be exercised. In no event may the term of an incentive stock option be longer than 10 years. No option may be exercised by any person after the expiration of its term. An option granted to an optionee who, at the time such option is granted, owns more than 10% of the voting power of all classes of stock of the Company, may not have a term of more than five years.

          (e) Nontransferability of Options. An option is not transferable by the optionee, other than by will or the laws of descent and distribution, and is exercisable during the optionee's lifetime only by the optionee.



          (f) Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the 1993 Plan as may be determined by the Board or the Committee.



     ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, LIQUIDATION, MERGER, SALE OF ASSETS OR CHANGE OF CONTROL. Subject to any required action by the stockholders of the Company, in the event of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Company's Common Stock, or any other increase or decrease in the number of issued shares of Common Stock or in the number or amount of convertible securities (as defined in the 1993 Plan) effected without receipt of consideration by the Company, the number of shares of Common Stock covered by each outstanding option and the number of shares of Common Stock which have been authorized for issuance under the 1993 Plan but as to which no options have yet been granted or which have been returned to the 1993 Plan upon cancellation or expiration of an option, as well as the price per share of Common Stock covered by each such outstanding option, shall be proportionately adjusted so that such options' claim on assets, earnings and voting power remains the same before and after any increase or decrease in the number of issued shares of Common Stock resulting from such event. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. In the event that the Company undertakes any corporate separation or division, including, without limitation, a split-up, split-off or spin-off, the Committee shall provide that the holder of each option shall receive, upon a subsequent exercise of his or her option, the same per share consideration for each share exercised that stockholders of the Company received for each share of their holdings pursuant to the corporate separation or division. In the event that the Company offers for sale any Common Stock or any convertible securities for an initial consideration price per share of Common Stock less than the fair market value of such securities, and in the further event that sales pursuant to such offerings result in the fair market value of the Common Stock declining, the per share exercise price of each outstanding option shall be adjusted so that the ratio of the exercise price to the fair market value of the Common Stock before and after the closing of such sales remains constant. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.


     In the event of a proposed dissolution or liquidation of the Company, after proper notice thereof and sufficient time to exercise all vested options, all outstanding unexercised options will immediately terminate prior to the consummation of such proposed action.

     In the event of a "Change of Control" (as defined below), the Committee shall provide for optionees to have the right to exercise their options as to all of the shares subject to such options, including shares that would not otherwise be exercisable. In such event, the Committee shall notify each optionee that the options shall be exercisable for a period of not less than thirty (30) days from the date of such notice. For these purposes, a "Change of Control" shall mean the occurrence of any of the following events:

          (a) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the total voting power represented by the Company's then outstanding voting securities; or

          (b) A change in the composition of the Board of Directors occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who (i) were directors of the Company as of the date the 1993 Plan was adopted, (ii) are elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company) or (iii) are elected in accordance with the terms of the Board Designation Agreement between the Company and CVC; or

          (c) A merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least seventy percent (70%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.


     AMENDMENT AND TERMINATION OF THE 1993 PLAN. The Board may amend the 1993 Plan at any time or from time to time or may terminate the 1993 Plan without approval of the stockholders; provided, however, that stockholder approval is required for any amendment to the 1993 Plan for which stockholder approval would be required under applicable law or regulation (including the requirements of The New York Stock Exchange), as in effect at the time. However, no action by the Board of Directors or stockholders may alter or impair any option previously granted under the 1993 Plan. The Committee may accelerate any option or waive any condition or restriction pertaining to such option at any time. The Committee may also reduce the exercise price of any option to the then current fair market value, if the fair market value of the Common Stock covered by such option shall have declined since the date the option was granted. In any event, the 1993 Plan shall terminate in September 2003. Any options outstanding under the 1993 Plan at the time of its termination shall remain outstanding until they expire by their terms.



     CERTAIN FEDERAL INCOME TAX INFORMATION. An optionee who is granted an incentive stock option will not recognize taxable income either at the time of grant or exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercise, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of
(i) the fair market value of the shares at the date of the option exercise, or
(ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is subject to
Section 16 of the Securities Exchange Act of 1934. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.


     An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercised by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

     The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by an optionee with respect to shares acquired upon exercise of an option.

     The foregoing summary of the federal income tax consequences of 1993 Plan transactions is based upon federal income tax laws in effect on the date of this Proxy Statement. This summary does not purport to be complete, and does not discuss foreign, state or local tax consequences.

VOTE REQUIRED

     The affirmative vote of a majority of the Votes Cast will be required to approve the amendment to the 1993 Plan.


     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO THE 1993 STOCK OPTION PLAN.

                                 PROPOSAL FOUR


                      APPROVAL OF A 10,000 SHARE INCREASE


         IN SHARES ISSUABLE UNDER THE 1993 DIRECTORS' STOCK OPTION PLAN



     The Company is seeking stockholder approval for an amendment of the 1993 Directors' Stock Option Plan (the "Director Plan") to increase by 10,000 the number of shares reserved for issuance thereunder. The Director Plan was adopted by the Board of Directors in September 1993 and approved by the Company's stockholders in December 1993. A total of 20,000 shares was originally reserved for issuance under the Director Plan. As of June 25, 1996, options to purchase 18,000 shares of Common Stock had been granted and were outstanding under the Director Plan. On April 23, 1996, the Board of Directors approved an increase of 10,000 shares issuable under the Director Plan, which, if approved by the stockholders, would increase the total shares reserved for issuance under the Director Plan since its inception to 30,000 shares. Options are granted under the Director Plan to non-employee directors to provide them with an incentive through their proprietary interest in the Company and to encourage them to continue to serve as directors of the Company. The aggregate market value on June 25, 1996 of the unexercised options for shares of Common Stock under the Director Plan was $311,625, based on a closing price of $36 3/4 on the New York Stock Exchange on such date.


SUMMARY OF THE DIRECTOR PLAN

     PURPOSES. The purposes of the Director Plan are to attract and retain the best available personnel for service as outside directors of the Company, to provide additional incentive to such non-employee directors and to encourage their continued service on the Board.


     ADMINISTRATION. The Director Plan is designed to be effective automatically without requiring administration. However, to the extent administration is necessary, it will be provided by the Board. The interpretation and construction of any provision of the Director Plan by the Board shall be final and conclusive. Members of the Board receive no additional compensation for their services in connection with the administration of the Director Plan.



     TERMS OF OPTIONS. The Director Plan provides for the grant of nonstatutory stock options to non-employee directors of the Company. Each eligible director shall be granted an initial option (the "Initial Option") to purchase 2,000 shares of Common Stock on the later of the effective date of the Company's initial public offering or the date on which such person first becomes such a director. Thereafter, each eligible director shall be granted an option (the "Subsequent Option") to purchase 500 additional shares of Common Stock on January 15 of each year if, on such date, the eligible director shall have served on the Company's Board of Directors for at least six months. Options granted under the Director Plan expire 10 years after the date of grant. Each option is evidenced by a stock option agreement between the Company and the director to whom such option is granted. The terms of the Director Plan described above may not be amended more than once every six months, except for amendments to comply with changes in applicable law.



     RULE 16B-3. The Director Plan requires that options granted thereunder must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder from time to time to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to the Director Plan transactions.



     EXERCISE OF THE OPTIONS. The Initial Option shall become exercisable as to 25% of the shares subject to the Initial Option on the first anniversary of the date of grant of the Initial Option, and shall become exercisable as to an additional 6.25% of the shares subject to the Initial Option at the end of each three-month period thereafter, so long as the optionee remains a director. Each Subsequent Option shall become exercisable in full on the fourth anniversary of the date of its grant, so long as the optionee remains a director. An option is exercised by giving written notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased and tendering payment of the purchase price to the Company. The consideration to be paid for shares issued upon exercise of options granted under the Director Plan may consist of (1) cash, (2) check, (3) shares of Common Stock, (4) the delivery of a properly executed exercise notice together with such other documentation as the Board and the broker, if applicable, shall require to effect a cash-less exercise of the option and delivery to the Company of the amount of sale or loan proceeds required to pay the exercise price, or (5) any combination of the foregoing methods of payment.


     OPTION PRICE. The option price under the Director Plan is the fair market value of the Company's Common Stock on the date of grant. The fair market value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the New York Stock Exchange. For purposes of Initial Options granted on the effective date of the initial public offering, the fair market value per share was the initial public offering price as set forth in the final prospectus filed with the Securities and Exchange Commission pursuant to Rule 424 under the Securities Act.



     TERMINATION OF STATUS AS A DIRECTOR. The Director Plan provides that if the optionee ceases to serve as a director of the Company for any reason other than death or disability, the optionee may, but only within 90 days after the date he or she ceases to be a director, exercise his or her option to the extent that the optionee was entitled to exercise it at the date of such termination, provided that the option is exercised no later than its expiration date.



     DISABILITY. If an optionee is unable to continue service as a director of the Company as a result of his or her total and permanent disability, the optionee may, but only within 12 months after the date of the optionee's termination, exercise his or her option to the extent that the optionee was entitled to exercise it at the date of such termination, provided that the option is exercised no later than its expiration date.


     DEATH. In the event of the death of an optionee, the option may be exercised at any time within 12 months after death, but only to the extent that the optionee was entitled to exercise it at the date of death, provided that the option is exercised no later than its expiration date.


     NONTRANSFERABILITY OF OPTIONS. An option is nontransferable by the optionee, other than by will or the laws of descent and distribution, and is exercisable during the optionee's lifetime only by the optionee.



     ADJUSTMENTS, DISSOLUTION, MERGERS AND ASSET SALES. In the event any change, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the number of shares under the Director Plan, the number of shares subject to Initial Options and Subsequent Options granted thereafter, and the number of shares and price per share covered by each outstanding option. In the event of the proposed dissolution or liquidation of the Company, all outstanding options will terminate immediately prior to the consummation of such proposed action. In the event of the merger of the Company with or into another corporation or a proposed sale of all or substantially all of the assets of the Company, each outstanding option shall be assumed or substituted by such successor corporation. If the successor corporation chooses not to assume the options or to substitute equivalent options, then the options will be made fully exercisable for a period of 30 days and thereafter all unexercised options shall terminate.



     AMENDMENT AND TERMINATION. The Board may amend, alter, suspend or discontinue the Director Plan at any time, but any such action shall not adversely affect any stock option then outstanding under the Director Plan without the consent of the holder thereof. To the extent necessary and desirable to comply with Rule 16b-3 (or any other applicable law or regulation), the Company shall obtain stockholder approval of any amendment to the Director Plan in such a manner and to such a degree as required. The Director Plan shall terminate in September 2003. Any options outstanding under the Director Plan at the time of its termination shall remain outstanding until they expire by their terms.



     CERTAIN FEDERAL INCOME TAX INFORMATION. Options granted under the Director Plan are nonstatutory options. An optionee will not recognize any taxable income at the time of grant of a nonstatutory option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the exercise price. Because the optionee is a director of the Company and therefore subject to Section 16 of the Securities Exchange Act of 1934, the date of taxation (and the date of measurement of taxable ordinary income) may be deferred unless the optionee files an election under Section 83(b) of the Code. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss. The Company will be entitled to a tax deduction in the amount and at the time that the optionee recognizes ordinary income with respect to shares acquired upon exercise of an option.

     The foregoing summary of the federal income tax consequences of Director Plan transactions is based on federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be complete, and does not describe foreign, state or local tax consequences.

     In fiscal year 1997 each director will receive a Subsequent Option to purchase 500 shares of Common Stock on January 15, 1997 assuming such person is a director of the Company at that time. The exercise prices of such options are not presently determinable. No persons other than non-employee directors are eligible to participate in the Director Plan. The following table sets forth certain information regarding options granted under the Director Plan in the fiscal year ended March 30, 1996:

                             AMENDED PLAN BENEFITS

                                                          1993 DIRECTORS' STOCK OPTION PLAN
                                                      ------------------------------------------
                                                                              NUMBER OF SHARES
                  NAME OF DIRECTOR                    DOLLAR VALUE($)(1)     SUBJECT TO OPTIONS
- - ----------------------------------------------------  ------------------     -------------------
Richard D. Banziger.................................        $2,310                   500
M. Saleem Muqaddam..................................         2,310                   500
John Mowbray O'Mara.................................         2,310                   500
Trude C. Taylor.....................................         2,310                   500
J. Sidney Webb......................................         2,310                   500
David A. Wegmann....................................         2,310                   500

- - ---------------
(1) Based on the difference between the exercise price of $33.13 for such options and $37.75, the closing price of the Company's Common Stock on March 29, 1996, the last business day in fiscal 1996.

VOTE REQUIRED

     The affirmative vote of a majority of the Votes Cast will be required to approve the amendment to the Director Plan.


     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO THE 1993 DIRECTORS' STOCK OPTION PLAN.

                                 PROPOSAL FIVE


         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     The Board of Directors has selected Price Waterhouse LLP, independent public accountants, to audit the consolidated financial statements of the Company for the fiscal year ending March 29, 1997, and recommends that stockholders vote for ratification of such appointment. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

     Price Waterhouse has audited the Company's financial statements annually since 1988. Representatives of Price Waterhouse will be available before the meeting to respond to any appropriate questions, and such representatives will have an opportunity to make a statement at the meeting if they desire to do so.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

                             ADDITIONAL INFORMATION

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth certain information with respect to beneficial ownership of Common Stock of the Company as of June 25, 1996 as to
(i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director and each nominee for director of the Company, (iii) each of the executive officers named in the Summary Compensation Table below, and (iv) all directors and executive officers as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below have sole investment and voting power with respect to such shares, subject to community property laws.


                                                                COMMON STOCK     APPROXIMATE
             FIVE PERCENT STOCKHOLDERS, DIRECTORS               BENEFICIALLY     PERCENTAGE
                AND CERTAIN EXECUTIVE OFFICERS                    OWNED(1)        OWNED(2)
- - --------------------------------------------------------------  ------------     -----------
Citicorp Venture Capital Ltd.(3)..............................    2,928,084          34.7%
  399 Park Avenue, 6th Floor
  New York, NY 10043
Vanguard/PRIMECAP Fund, Inc.(4)...............................      804,000           9.5
  P.O. Box 2600
  Valley Forge, PA 19482-2600
The Capital Group Companies, Inc.(5)..........................      450,000           5.3
  333 South Hope Street
  Los Angeles, CA 90071
Robert S. Cecil...............................................      800,922           8.7
  337 Encinal Street
  Santa Cruz, CA 95060
Richard D. Banziger...........................................        6,125             *
M. Saleem Muqaddam............................................        1,125             *
John Mowbray O'Mara...........................................        5,125             *
Trude C. Taylor...............................................       56,915             *
J. Sidney Webb(6).............................................       16,758             *
David A. Wegmann..............................................      167,071           2.0
Daniel A. Gaudreau............................................       22,566             *
James R. Hindmarch............................................       19,646             *
John A. Knutson...............................................        6,465             *
Marvin Tseu...................................................        5,520             *
All directors and executive officers as a group (12               1,120,435          12.1
  persons)....................................................



- - ---------------


  * Less than 1%.



(1) Includes stock subject to stock options held by directors and executive officers that are exercisable within 60 days of June 25, 1996, as follows:
    Mr. Cecil, 800,922 shares; Mr. Banziger, 125 shares; Mr. Muqaddam, 125 shares; Mr. O'Mara, 125 shares; Mr. Taylor, 125 shares; Mr. Webb, 125 shares; Mr. Wegmann, 125 shares; Mr. Gaudreau, 22,566 shares; Mr. Hindmarch, 19,646 shares; Mr. Knutson, 6,465 shares; Mr. Tseu, 5,520 shares; and all directors and executive officers as a group, 855,869 shares.



(2) Based on 8,441,148 outstanding shares of Common Stock on June 25, 1996.


(3) Citicorp Venture Capital Ltd. is a wholly-owned subsidiary of Citibank, N.A., which is in turn a wholly-owned subsidiary of Citicorp. Information provided herein is based solely on Citicorp's Schedule 13G dated February 14, 1996.

(4) Vanguard/PRIMECAP Fund, Inc. claims sole voting power and shared dispositive power as to the 804,000 shares. Information provided herein is based solely on Vanguard/PRIMECAP Fund, Inc.'s Schedule 13G dated February 14, 1996.

(5) The Capital Group Companies, Inc. wholly owns Capital Research and Management Company, an investment management company, which along with The Capital Group Companies, Inc. claims sole dispositive power as to the 450,000 shares. Capital Research and Management Company serves as an investment adviser to SMALLCAP World Fund, Inc., which claims sole voting power as to the 450,000 shares. The Capital Group Companies, Inc., Capital Research and Management Company, and SMALLCAP World Fund, Inc. all disclaim beneficial ownership of such shares pursuant to Rule 13d-4 under the Securities Exchange Act of 1934, as amended. Information provided herein is based solely on joint Schedules 13G for these three entities dated February 9, 1996 and an accompanying cover letter to the Company.


(6) Includes 15,633 shares held in the name of the Webb Family Trust.


EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid by the Company during the fiscal years ended April 2, 1994, April 1, 1995 and March 30, 1996, to the Chief Executive Officer and each of the four other most highly compensated executive officers of the Company (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE


                                                              ANNUAL COMPENSATION              LONG-TERM
                                                     --------------------------------------   COMPENSATION
                                                                               OTHER ANNUAL      AWARDS       ALL OTHER
                  NAME AND                                                     COMPENSATION   ------------   COMPENSATION
             PRINCIPAL POSITION               YEAR   SALARY($)(1)   BONUS($)      ($)(2)       OPTIONS(#)       ($)(3)
- - --------------------------------------------  -----  ------------   --------   ------------   ------------   ------------
Robert S. Cecil.............................   1996    $445,875     $515,875     $ 52,522(4)          --       $160,434
  Chairman of the Board of Directors,          1995     435,000      435,000       33,371(4)          --        140,228
  President and Chief Executive Officer        1994     394,215      387,000       20,854(4)     883,122         73,839
Daniel A. Gaudreau..........................   1996     135,000       99,731           --             --         49,329
  Vice President--Finance and                  1995     135,000      120,960           --             --         46,567
  Administration and Chief                     1994       9,865       27,083           --         35,324             87
  Financial Officer
James R. Hindmarch..........................   1996     161,250      122,069           --             --         58,707
  Vice President--Operations                   1995      87,692      121,085(5)     67,269(6)     50,000         11,009
                                               1994          --           --           --             --             --
John A. Knutson.............................   1996     125,775      125,775           --             --         46,008
  Vice President--Legal, Senior                1995     116,500      116,500           --         20,000         37,907
  General Counsel and Secretary                1994         884        5,000                          --             --
Marvin Tseu.................................   1996     170,858      104,561           --             --         62,154
  Vice President--Marketing and Sales          1995     159,747      128,431           --             --         53,107
                                               1994     151,347      148,491           --         66,232         35,817


- - ---------------

(1) Includes salary deferred at the election of the executive officer.


(2) Includes perquisites only where the aggregate amount thereof equals or exceeds the lesser of $50,000 or 10% of the salary plus bonus for the executive officer.

(3) Amounts shown include (i) $1,039 (except for Mr. Gaudreau, Mr. Hindmarch and Mr. Knutson), $1,039 (except for Mr. Hindmarch and Mr. Knutson), and $987 in life and disability payments paid by the Company in fiscal years 1994, 1995 and 1996, respectively; (ii) the following contributions by the Company under the quarterly profit sharing plan in fiscal years 1994, 1995 and 1996, respectively: Mr. Cecil ($45,702, $64,062 and $75,609), Mr. Gaudreau (none, $19,939 and $22,872), Mr. Hindmarch (none, $10,009 and $27,367), Mr. Knutson
    (none, $16,981 and $21,346) and Mr. Tseu ($17,389, $23,500 and $28,978); and
    (iii) the following contributions by the Company under the annual profit sharing/individual saving plan for fiscal years 1994, 1995 and 1996, respectively: Mr. Cecil ($27,098, $75,127 and $83,838), Mr. Gaudreau (none, $24,589 and $25,470), Mr. Hindmarch (none, none and $30,353), Mr. Knutson (none, $20,926 and $23,675) and Mr. Tseu ($17,389, $28,568 and $32,189);
    (iv) consulting fees of $1,000 each paid to Mr. Gaudreau and Mr. Hindmarch in fiscal 1995.

(4) Represents amounts reimbursed for taxes on certain benefits and $2,500 and $37,645 paid by the Company in 1995 and 1996, respectively, in connection with the relocation of Mr. Cecil.

(5) Includes $50,000 paid by the Company to Mr. Hindmarch as an advance against profit sharing and bonus amounts.



(6) Represents amounts paid by the Company in connection with the relocation of Mr. Hindmarch.


OPTION GRANTS

     There were no option grants during fiscal 1996 to the Named Executive Officers.

     The following table sets forth certain information regarding the value of options held by the named Executive Officers.

                         FISCAL YEAR-END OPTION VALUES


                                                           NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                                                                  OPTIONS                IN-THE-MONEY OPTIONS
                              SHARES                       AT MARCH 30, 1996(#)         AT MARCH 30, 1996($)(1)
                            ACQUIRED ON      VALUE      ---------------------------   ---------------------------
           NAME             EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
- - --------------------------  -----------   -----------   -----------   -------------   -----------   -------------
Robert S. Cecil...........     82,200     $2,780,415      800,922             --      $27,371,913            --
Daniel A. Gaudreau........         --             --       18,887         16,437          547,723     $ 476,673
James R. Hindmarch........      6,395        127,900        3,197         40,408           68,336       863,721
John A. Knutson...........         --             --        4,385         15,615           93,729       333,771
Marvin Tseu...............     12,100        353,538       29,295         24,837        1,030,945       852,920


- - ---------------

(1) Market value of the Company's Common Stock at fiscal year-end of $37.75, minus the exercise price.


EMPLOYMENT AGREEMENTS AND CHANGE-IN-CONTROL ARRANGEMENTS

     In January 1994, the Company entered into a three-year employment agreement with Robert S. Cecil, President and Chief Executive Officer, that amended and restated Mr. Cecil's prior employment agreement. The term of the agreement automatically extends for additional one-year periods unless either the Company or the employee gives advance notice of termination. The agreement provides for an initial annual base salary of $375,000, which was subsequently increased to $435,000 as of January 1994 and $478,500 in January 1996, and which will be reviewed at least annually. The agreement also provides for an annual performance bonus of up to 100% of base salary if the Company significantly exceeds certain performance targets established by its Board of Directors. Under the terms of his employment agreement, Mr. Cecil is entitled to reimbursement of certain expenses in connection with his employment with the Company, including temporary living expenses and reimbursement for taxes. He is also entitled to participate in most Company benefit plans.

     In the event that (i) the Company terminates Mr. Cecil's employment (other than for cause) or (ii) Mr. Cecil terminates his employment voluntarily or as a result of his constructive discharge, or (iii) Mr. Cecil's employment terminates because of death or disability, he (or his beneficiaries in the case of death) will receive continuation of base salary and, in the case of termination other than for cause, certain fringe benefits for two years. If Mr. Cecil's employment ends other than for cause, he will receive up to $100,000 in relocation expenses. Upon termination of Mr. Cecil's employment for any reason other than for cause, he will receive a prorated portion of his bonus. Upon termination of Mr. Cecil's employment for any reason, the Company will provide certain medical benefits to Mr. Cecil and his spouse for their joint lives, provided that the cost of such benefits will not exceed $11,000 per year plus an annual adjustment to reflect increases in the cost of such benefits. In the event his employment terminates due to death or disability, his benefits will be offset to the extent of any disability or death benefits payable under any Company benefit plan. For a period of 60 months following Mr. Cecil's termination of employment with the Company, Mr. Cecil may not perform services for any direct competitor of the Company and may not solicit any of the Company's employees to become employed by any other business enterprise. Covenants not to compete are generally not enforceable under California law.

     Effective January 1996, the Company and Mr. Cecil amended his employment agreement to provide for immediate vesting for all of Mr. Cecil's options; provided that if Mr. Cecil terminates his employment voluntarily or is terminated by the Company for cause, then (i) all unexercised options that would not have been vested but for the amendment will be canceled, (ii) the Company will be entitled to repurchase all shares acquired by Mr. Cecil upon exercise of options that would not have been purchasable by Mr. Cecil but for the amendment ("Restricted Shares"), and (iii) the Company shall be entitled to reimbursement from Mr. Cecil for all Restricted Shares disposed of by Mr. Cecil prior to the date of termination.

     Under the employment agreement, the Company has agreed to indemnify Mr. Cecil to the fullest extent permitted by law so long as Mr. Cecil acts in good faith. Failure by the Company to provide such indemnification is deemed to be a breach of the employment agreement and may be deemed a termination of Mr. Cecil's employment other than for cause.

     In March 1992, the Company entered into an employment agreement with Marvin Tseu. The agreement was amended in November 1992 and provides that if, within two years of a change of control of the Company, the Company terminates the executive's employment other than for cause, or he is constructively discharged, or his employment terminates due to death or disability, he, or his beneficiaries, will receive continuation of base salary and fringe benefits for six months or up to 12 months if the executive is unable to obtain subsequent employment. For purposes of the agreement, fringe benefits exclude bonus, profit sharing, deferred compensation or incentive compensation plans. In the event the executive's employment is terminated by the Company for cause, he will receive no benefits except as may be provided by the Company's employee benefit plans generally. Under the agreement, a termination is "for cause" only if such termination results from gross misconduct of the executive that is materially injurious to the Company. The agreement also contains a two-year non-compete covenant which takes effect upon termination of the executive's employment. However, such covenants are generally not enforceable under California law.


     The Company entered into employment agreements with Daniel A. Gaudreau and John A. Knutson in March 1994 and with James R. Hindmarch in September 1994. Such agreements are substantially similar to the agreement with Mr. Tseu. Mr. Gaudreau joined the Company in March 1994 as Vice President Administration. Mr. Knutson joined the Company in March 1994 as Vice President--Legal, Senior General Counsel and Secretary. Mr. Hindmarch joined the Company in September 1994 as Vice President-Operations, Plantronics/Santa Cruz Division.


REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The Compensation Committee (the "Committee") of the Board of Directors is responsible for reviewing and approving the Company's executive compensation policies and the compensation paid to the executive officers. The Committee is comprised of the members named below, all of whom are non-employee directors.


     Following is the report of the Committee describing compensation policies and rationale applicable to the Company's executive officers with respect to the compensation paid to such executive officers for the fiscal year ended March 30, 1996. The information contained in such report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into such filing.



     COMPENSATION POLICIES. The Company's basic compensation philosophy is founded on the idea that compensation should be tied to performance. This philosophy is reflected in the structure of the Company's compensation program, which is designed to link executive compensation to the performance of the Company as well as to the individual contribution of each executive and to make a certain portion of each executive's compensation variable as opposed to fixed. The Company's performance-based compensation program is a total system consisting of base salary and "at risk" incentives that reward executives for the achievement of performance levels designed to increase the stockholder value of the Company. A significant portion of each executive's compensation is dependent upon meeting certain financial goals of the Company and individual performance objectives.

     The guiding principles which form the basis for the Company's compensation program are (i) to provide a total compensation package that will attract highly qualified executives to the Company, motivate such individuals to perform at their highest levels, reward outstanding performance, and retain executives whose skills are essential for building the Company's business and long-term stockholder value; (ii) to establish annual incentives for senior executives that are directly tied to the overall financial performance of the Company as well as to individual performance goals; and (iii) to implement long-term incentives to focus executives on managing the Company from the perspective of an owner with an equity stake in the business and align executive compensation with benefits realized by the Company's stockholders.

     There are four basic components of the Company's compensation program: (i) annual cash compensation in the form of base salary; (ii) annual incentive bonuses which reward executives for achievement against preestablished goals;
(iii) long-term incentive stock options, which are designed to align compensation incentives with the interests of the Company's stockholders; and
(iv) compensation and employee benefits generally available to employees of the Company, such as the Company's nonqualified cash quarterly profit sharing plan and qualified defined contribution savings plan, including an annual profit sharing component and a qualified salary deferral program under Section 401(k) of the Internal Revenue Code.


     BASE SALARIES. Base salaries for the Company's executive officers are determined by evaluating each executive's scope of responsibility, prior experience and salary history with a focus on such executive's past performance with the Company and/or expected contribution to the Company's future success. For reference, the Company participates in various executive compensation surveys covering similar industries and publicly-held companies in the San Francisco Bay Area. In addition, during fiscal year 1996 the Compensation Committee utilized the services of an independent compensation consulting firm to assist it in analyzing competitive salary information in connection with determining appropriate salary levels for the Company's executive officers. After analyzing the surveys, the Chief Executive Officer recommends an annual salary increase budget for approval by the Compensation Committee and further recommends salary increases within such budget for the individual executives on the basis of individual performance during the preceding 12 months as measured against preestablished objectives related to each individual's respective area of responsibility. Performance objectives are proposed by the individual executive, negotiated and agreed to between the executive and the Chief Executive Officer. For fiscal year 1996, individual adjustments in annualized base salary for three of the four executive officers (other than the Chief Executive Officer) named in this proxy statement ranged from 6% to 10%. No base salary increases were recommended or approved with respect to the remaining named executive officer during fiscal year 1996.



     INCENTIVE BONUS AWARDS. Under the Company's Executive Bonus Plan for fiscal 1996, incentive cash payments were based on the achievement of certain Company operating profit targets as well as individual objectives. A portion of the bonus awards earned under the plans described below were paid on a quarterly basis during fiscal 1996 and fourth quarter and supplemental bonus awards were paid in May 1996 after the close of the fiscal year. The plan is composed of two programs consisting of a regular and a supplemental bonus plan, each designed to reward the performance of officers and certain key employees designated by the Chief Executive Officer, subject to the approval of the Compensation Committee. Under either plan, no bonuses are earned unless the Company meets the profitability targets set by the Board of Directors, regardless of the achievement of individual performance goals by the participants. Under the regular bonus plan, a participant becomes eligible to earn up to a certain percentage of base salary (such percentage varies among executives depending upon position, but in no case exceeds 40% except with respect to the Chief Executive Officer for whom the percentage is 60%) if the Company achieves certain operating profit targets defined by the Board of Directors, provided such executive achieves certain individual performance objectives. Individual performance objectives are proposed by the individual executive, negotiated and agreed to between the executive and the Chief Executive Officer. A portion of such bonus is paid on a quarterly basis to the eligible participants (who must be employed by the Company on the last day of the applicable quarter) after the Company achieves the established targets as follows: when the year-to-date operating profit achieved equals at least 75% of the year-to-date operating profit target set by the Board of Directors, eligible participants may receive up to 50% of eligible bonus awards, or some smaller percentage of such bonus depending upon achievement of individual performance objectives. The percentage payout of bonus may be increased to 75% of eligible bonus if the year-to-date operating profit achieved equals at least 90% of the year-to-date operating profit target and up to 100% of eligible bonus if the year-to-date operating profit achieved equals at least 100% of the year-to-date operating profit target. In all cases, the actual bonus percentage paid to an individual executive depends on the percentage achievement of such executive's individual performance objectives. For example, if the Chief Executive Officer determines that an executive has achieved 80% of his or her pre-determined performance objectives, the executive will receive 80% of the bonus award for which he or she is eligible.

     In addition to the regular bonus plan, the Company maintains a supplemental bonus plan pursuant to which participants may earn up to 100% of base salary (including amounts earned under the regular bonus plan described above) if the Company significantly exceeds operating profit targets established by the Board of Directors. The supplemental bonus amounts are payable from a pool comprised of 25% of the operating profits, if any, which the Company earns beyond the operating profit targets established under the regular bonus plan. Participants are eligible to share in the supplemental bonus pool pro-rata based on the ratio of such participant's annual base salary to the aggregate base salaries received by all eligible participants. Total bonuses paid under both the regular and supplemental bonus plans cannot exceed 100% of a participant's annual base salary paid. The percentage of bonus earned by each participant under the supplemental bonus plan, as is the case under the regular bonus plan, is based on such participant's percentage achievement measured against pre-established individual performance objectives as determined by the Chief Executive Officer. Supplemental bonus amounts are payable within 90 days after completion of the Company's audited financial statements at fiscal year end to participants who must be employed by the Company on the payment date, except in the event of death of a participant during the second half of the fiscal year, in which case such participant will be treated as having been employed on the payment date and any supplemental bonus earned will be paid to such participant's estate. Additionally, the plan provides for the payment prior to the end of a calendar year (at the option of the Compensation Committee) of 75% of estimated bonus awards under both the regular and the supplemental bonus plans based on a forecast by the Chief Executive Officer of operating profits for the fiscal year and an estimate of bonus attainments. If such early payment is made, participants who elect to receive the early payout of bonus awards under this feature of the plan are required to sign a written agreement promising to repay any amount paid that exceeds the amount ultimately determined that the participant is entitled to receive under the plans based on final audited operating profits. No such early payments were approved or made during fiscal 1996.

     The Company's operating profits, excluding unusual and nonrecurring charges, improved by 10% in fiscal year 1996 and the Company achieved better than 100% of the operating profit targets defined by the Board of Directors for purposes of the regular and supplemental bonus plans. Accordingly, participants were eligible to receive, and bonuses were paid, up to 100% of eligible bonus amounts under the regular bonus plan. Additional bonus amounts, primarily from the operating profit pool, were paid to eligible participants at the discretion of the Board of Directors.


     STOCK OPTIONS. The Company provides long-term incentives to executive officers through its 1993 Plan adopted by the Board of Directors in September 1993. In order to attract and retain highly qualified executives and to ensure that the interests of the executive officers will coincide with the interests of the Company's stockholders, stock options constitute a significant portion of the Company's incentive compensation program for executives. Options granted under the 1993 Plan incorporate vesting schedules to encourage employees to remain with the Company. Generally, in granting options to executives, the Compensation Committee takes into consideration the individual's position with the Company, responsibilities, past performance and future potential to influence the long-term growth and profitability of the Company, as well as the individual's existing equity interest in the Company, giving primary weight to position, responsibilities and performance.



     COMPENSATION OF CHIEF EXECUTIVE OFFICER. The compensation of the Chief Executive Officer in fiscal 1996 was approved by the Compensation Committee pursuant to an employment agreement (the "Employment Agreement") between the Company and the Chief Executive Officer (described in this Proxy Statement under the caption "Additional Information--Employment Agreements and Change-in-Control Arrangements"). In making compensation decisions with respect to the Chief Executive Officer, the Compensation Committee refers to Mr. Cecil's Employment Agreement, and also generally applies the compensation philosophy described above. Mr. Cecil received 100% of the bonus amount for fiscal 1996 for which he was eligible under the Company's regular and supplemental bonus plans. Mr. Cecil's fiscal 1996 bonus was determined (pursuant to his Employment Agreement) in accordance with the Company's Executive Bonus Plan approved by the Board of Directors. In addition, Mr. Cecil was awarded a $70,000 salary bonus in fiscal year 1995, but not paid until fiscal year 1996, in lieu of a base pay increase in fiscal year 1995. Because the Company granted stock options to Mr. Cecil in connection with the restructuring of the Company's debt during fiscal year 1994, the Company did not issue any new stock option grants to Mr. Cecil during fiscal year 1995 or fiscal year 1996.


     TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION. Beginning in 1994, Section 162 of the Internal Revenue Code of 1986, as amended (the "Code"), limits the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of the other four most highly compensated executive officers. The Company may deduct such compensation only to the extent that during any fiscal year the compensation paid to any such individual does not exceed $1 million or meets certain specified conditions (including stockholder approval and pre-Initial Public Offering plan exception). Based on the Company's current compensation plans and policies, the Company and the Committee believe that, for the near future, there is little risk that the Company will lose any material tax deduction for executive compensation.



                                          Members of the Compensation Committee:



                                                   John Mowbray O'Mara


                                                     Trude C. Taylor


                                                      J. Sidney Webb


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     In September 1993, the Board of Directors of the Company appointed a Compensation Committee consisting of Messrs. Taylor and Webb. Mr. O'Mara was appointed to the Compensation Committee in March 1994. Mr. Taylor is a former officer and director of Zehntel, a former subsidiary of the Company's former operating subsidiary, Plantronics, Inc. He served as Chairman of the Board of Zehntel from 1984 to 1987 and as Chief Executive Officer of Zehntel from 1984 to 1985.

COMPANY'S STOCK PERFORMANCE

     Set forth below is a line graph comparing the annual percentage change in the cumulative return to the stockholders of the Company's Common Stock with the cumulative return of the NYSE Stock Market index and a peer group index for the period commencing January 20, 1994 and ending on March 29, 1996. The information contained in the performance graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into such filing.

     The graph assumes that $100 was invested on January 20, 1994 in the Company's Common Stock at the initial public offering price of $12.50 per share and in each index, and that all dividends were reinvested. No dividends have been declared or paid on the Company's Common Stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns. The Company operates on a 52 or 53 week fiscal year which ended on March 30, 1996. Under the assumptions stated above, over the period from January 20, 1994 to March 29, 1996 the return on an investment in the Company would have been 151.7%, as compared to only 41.2% for the NYSE Stock Market index and 58% for the NYSE/AMEX/NASDAQ Communications Equipment Stocks index shown below.


                     COMPARISON OF CUMULATIVE TOTAL RETURNS


                             PERFORMANCE GRAPH FOR


                               PLANTRONICS, INC.



Prepared by the Center for Research in Security Prices


Produced on 06/07/96 including data to 03/29/96

                                                                NYSE/AMEX/NASDAQ
                                                                     Stocks
                                                                 (SIC 3660-3669
                                                  NYSE Stock      US Companies)
      Measurement Period         PLANTRONICS,     Market (US     Communications
    (Fiscal Year Covered)            INC.         Companies)       Equipment
01/20/94                             100.0           100.0           100.0
03/31/94                             122.0            94.7            91.5
03/31/95                             221.0           107.3           115.6
03/29/96                             302.0           141.2           158.0


Notes:
 A. The lines represent annual index levels derived from compounded daily returns that include all dividends.
 B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
 C. If the annual interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
 D. The index level for all series was set to $100.0 on 01/20/94.

[Verbal description of performance graph: The performance graph compares the cumulative return to stockholders of the Company's Common Stock with the cumulative return on the NYSE Stock Market (US Companies) index and an NYSE/AMEX/NASDAQ Stocks (SIC 3660-3669 US Companies) Communications Equipment peer group index. The graph assumes an initial investment of $100 on January 20, 1994 in the Company's Common Stock and in each index, and the reinvestment of dividends. The horizontal axis of the graph represents the passage of time, and the vertical axis of the graph represents dollars. For the Company's Common Stock and each index, the graph shows points indicating the increasing (decreasing) value of each of these three initial $100 investments over time, under the above-stated investment assumptions, as of the dates 01/20/94, 03/31/94, 03/31/95, and 03/29/96. The points representing the growth (decrease) of such investments in the Company and the indexes, respectively, over the course of time are connected by straight lines. The points represent growth of the $100 initial investment in the Company to $122.0, $221.0 and $302.0 at 03/31/94, 03/31/95 and 03/29/96, respectively. The points also show growth (decrease) of the initial $100 initial investment in the NYSE Stock Market (US Companies) index to $94.7, $107.3 and $141.2, and in the NYSE/AMEX/NASDAQ Stocks (SIC 3660-3669 US Companies) Communications Equipment peer group index to $91.5, $115.6 and $158.0 as of such dates, respectively.]

                              CERTAIN TRANSACTIONS


     During fiscal year 1995, Mr. Hindmarch, Vice President-Operations, Plantronics/Santa Cruz Division, became indebted to the Company in the principal amount of $200,000. The loan was extended to Mr. Hindmarch for the purpose of assisting Mr. Hindmarch in connection with the relocation of his personal residence. The note bears interest at a rate of five percent (5%) per annum, is secured by a deed of trust on real estate in California and is due on or before November 16, 1999. The principal balance, plus accrued interest, as of March 31, 1996 was $132,630.


     The Company has entered into indemnification agreements with each of its directors and executive officers. Such agreements require the Company to indemnify such individuals to the fullest extent permitted by Delaware law.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during fiscal year 1996, all filing requirements applicable to its executive officers and directors were complied with.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.


                                          FOR THE BOARD OF DIRECTORS



                                          John A. Knutson


                                          Secretary



Dated: July 1, 1996

                                PROPOSED 1996

                                EMPLOYEE STOCK

                                PURCHASE PLAN

                                                                    ANNEX NO. 1

                               PLANTRONICS, INC.
                       1996 EMPLOYEE STOCK PURCHASE PLAN


         The following constitute the provisions of the 1996 Employee Stock Purchase Plan of Plantronics, Inc.

1.       PURPOSE

         The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to qualify this Plan as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended, and to receive full benefits of this qualification for the Company and the Plan Participants. The provisions of the Plan shall accordingly be construed so as to extend and limit participation in a manner consistent with any and all requirements of Section 423 of the Code.

2.       DEFINITIONS

         (a)      "Board" shall mean the Board of Directors of the Company.

         (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (c)      "Common Stock" shall mean the Common Stock of the Company.

         (d)      "Company" shall mean Plantronics, Inc., a Delaware
Corporation.

         (e) "Compensation" shall mean all regular gross earnings of an Employee, excluding payments for overtime, shift premium, incentive compensation, bonus, commission, car allowance, profit-sharing and other earnings.

         (f) "Continuous Employment" shall mean continuous service as an Employee without termination, resignation, or other interruption. In the case of a leave of absence pursuant to a written policy of the Company, and provided such leave is for a period of less than ninety (90) days or re-employment is guaranteed upon the expiration of such leave, employment will be deemed to be continuous.

         (g) "Contributions" shall mean all payroll deduction amounts credited to the account of a Participant under the Plan for an Offering Period.

         (h) "Designated Subsidiaries" shall mean the Subsidiaries of the Company that have been designated by the Board, in its sole discretion, as eligible to participate in the Plan. Designation may be amended by the Board from time to time or from one Offering Period to another.

         (i) "Employee" shall mean any person who is customarily employed for at least twenty (20) hours per week and more than 5 months in a calendar year by the Company or one of its Designated Subsidiaries, and who meets all requirements to be an Employee of the Company under section 423 of the Code.

PLANTRONICS, INC.
1996 Employee Stock Purchase Plan

         (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (k) "Exercise Date" shall mean the last market trading day of each Offering Period of the Plan.

         (l) "Exercise Price" shall mean 95% of the closing price of the Company's Common Stock for the last market trading day preceding the commencement of the Offering Period.

         (m) "Holding Period" shall mean a period of six calendar months beginning on the Exercise Date during which shares purchased by the Participant under the Plan may not be sold, traded, transferred, pledged or otherwise hypothecated and these shares are held by the Company in the Participant's account.

         (n) "Highly Compensated Employee" shall mean any Employee who, as of the last day of the prior fiscal year of the Company is considered to be a "highly compensated employee" within the meaning of Section 414(q) of the Code.

         (o) "Offering Date" shall mean the first business day of each Offering Period of the Plan.

         (p) "Offering Period" shall mean a period of six calendar months commencing on the Offering Date.

         (q) "Participant" shall mean any Employee of the Company or a Designated Subsidiary who qualifies to be eligible for the Plan under paragraph 3 and who provides the Company with a written subscription agreement to participate in the Plan during the Offering Period.

         (r) "Plan" shall mean this Plantronics, Inc. 1996 Employee Stock Purchase Plan.

         (s) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, regardless of whether such Subsidiary now exists or is hereafter organized or acquired by the Company or a Subsidiary.

3.       ELIGIBILITY FOR PARTICIPATION

         (a) An Employee who has provided the Company with Continuous Employment for ninety (90) days as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan.

PLANTRONICS, INC.
1996 Employee Stock Purchase Plan



         (b) An Employee who is a Highly Compensated Employee as of the Offering Date of a given Offering Period shall not be eligible to participate in such Offering Period under the Plan.

         (c) No Employee shall be granted an option under the Plan if:

                  (i) Immediately after the grant, the Employee would own stock and/or hold outstanding options to purchase stock representing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, by virtue of current holdings or attribution under Section 424(d) of the Code; or

                  (ii) The grant would provide the Employee, at any time, with the right to purchase stock under all Company and Subsidiary employee stock purchase plans at a rate that exceeds Twenty-Five Thousand Dollars ($25,000) of the fair market value of such stock, as determined at the time such option is granted, for each calendar year in which such option is outstanding.

4.       OFFERING PERIODS

         The Plan shall be implemented using a series of Offering Periods, with a new Offering Period commencing February 15 and August 15 of each year, or at such other time or times as may be determined by the Board.

         The Plan shall continue until terminated in accordance with paragraph 20 hereof. The Board shall have the power to change the duration and/or frequency with respect to future Offering Periods without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

5.       PARTICIPATION

         (a) An eligible Employee may become a Participant in the Plan by completing and filing a subscription agreement with the Company's Human Resource Department prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period.

         The subscription agreement shall set forth the percentage of the Participant's Compensation to be withheld as a Contribution during the Offering Period.

PLANTRONICS, INC.
1996 Employee Stock Purchase Plan



         (b) Payroll deductions of Contributions shall commence on the first payroll following the Offering Date and shall end on the last payroll paid on or prior to the Exercise Date to which the subscription agreement is applicable, unless terminated sooner as provided under paragraph 11.

6.       CONTRIBUTION METHOD

         (a) Under the subscription agreement, the Participant shall elect to have payroll deductions made from each payroll during the Offering Period in an amount not less than one percent (1%) and not more than ten percent (10%) of such Participant's Compensation on each such payday. Contribution deductions are a reduction of the Participant's net payroll check amount. All payroll deductions shall be credited to the Participant's account under the Plan. A Participant may not make any additional payments into such account.

         (b) A Participant may discontinue participation in the Plan at any time during the Offering Period, as provided under paragraph 11.

         (c) On one occasion during the Offering Period, the Participant may decrease (but not increase) the rate of Contribution during the Offering Period by completing and filing a new subscription agreement. The rate change shall be effective as soon as possible within the Offering Period.

         (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b) of the Code and paragraph 3(c) herein, a Participant's payroll deductions may be decreased to 0% at such time during any Offering Period.

7.       OPTION GRANT

         On the Offering Date of each Offering Period, each Participant shall be granted an option to purchase a number of shares of the Company's Common Stock on the Exercise Date. The number of shares to be purchased is determined by dividing such Participant's Contributions accumulated during the Offering Period prior to such Exercise Date by the Exercise Price, up to the maximum number of shares determined in paragraphs 3(c) and 13 hereof; provided, however, that the maximum number of shares of Common Stock that a Participant may purchase during an Offering Period shall be five hundred (500) shares (or such other number as the Board may specify).

8.       OPTION EXERCISE

PLANTRONICS, INC.
1996 Employee Stock Purchase Plan



         Unless the Participant withdraws from the Plan as provided in paragraph 11, the Participant's option to purchase shares will be exercised automatically on the Exercise Date of the Offering Period and the maximum number of full shares subject to option will be purchased at the Option Price with the accumulated Contributions of the Participant for the Offering Period. A Participant's option to purchase shares herein is not exercisable except by the Participant.

         Any cash remaining to the credit of the Participant's account under the Plan after purchase of shares at the end of the Offering Period, which is insufficient to purchase a full share of Common Stock, shall be returned to the Participant (or his beneficiaries as outlined in paragraph 15).

         Shares purchased shall be issued subject to the Holding Period, as described in paragraph 9.

         Fees and/or commissions related to the purchase of shares shall be paid by the Company.

9.       HOLDING PERIOD

         Shares purchased by the Participant will be held in the Participant's account pursuant to the Plan for the duration of a six (6)-month Holding Period.

         The Holding Period will commence on the first day following the Exercise Date and end after six calendar months on February 14 or August 14, whichever is sooner after the Exercise Date. Upon completion of the Holding Period, the relevant shares will be transferred to the Participant.

         Notwithstanding the foregoing, the Holding Period shall lapse in the event of a sale of all or substantially all of the Company's assets or a merger with or into another corporation.

10.      DELIVERY

         As promptly as practicable after the Offering Period, the Company shall arrange the return of any and all excess Contributions, as described in paragraphs 8 and 13(b), to the Participant.

11.      WITHDRAWAL AND RETURN OF CONTRIBUTIONS

         (a) A Participant may withdraw all, but not less than all, Contributions credited to his or her account under that Plan at any time prior to the Exercise Date of the Offering Period by giving written notice to the Company. All of the Participant's Contributions credited to the account will be paid as soon as possible after receipt of notice of withdrawal.

PLANTRONICS, INC.
1996 Employee Stock Purchase Plan

         Upon notice of withdrawal, the Participant's option for the Offering Period will be automatically terminated and no further Contributions for the purchase of shares will be made during the Offering Period.

         (b) Upon termination of the Participant's Continuous Employment with the Company prior to the Exercise Date of the Offering Period for any reason, including retirement or death, the Contributions credited to the Participant's account will be returned to the Participant.

         In the case of death of the Participant, Contributions will be returned to the person or persons so entitled under paragraph 15 and the Participant's option will be automatically terminated.

         (c) If the Participant fails to fulfill the requirements of an Employee under paragraph 2(i), the Participant will be deemed to have elected to withdraw from the Plan and the Contributions credited will be returned and the option terminated.

         (d) Withdrawal from an Offering Period will not effect the Employee's ability to participate in a succeeding Offering Period or in any similar plan that may be hereafter adopted by the Company.

12.      INTEREST

         No interest shall accrue for the Contributions held in the account of a Participant.

13.      STOCK

         (a) The maximum number of shares of the Company's Common Stock that shall be made available for sale under the Plan shall be 20,000 shares, subject to adjustment upon changes in capitalization of the Company, as provided in paragraph 19.

         (b) If the total number of shares which would otherwise be subject to options granted pursuant to paragraph 7 hereof on the Offering Date of the Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of shares remaining available for grant in a uniform and equitable manner.

         In such event, the Company shall give written notice of such reduction in the number of shares subject to option for each Participant. Any excess Contributions not used will be returned to the Participant, as described in paragraph 11.

PLANTRONICS, INC.
1996 Employee Stock Purchase Plan



         (c) The Participant will receive the right to obtain cash dividends on the shares held on account, if any Common Stock cash dividend is declared by the Company.

         (d) Shares purchased by a Participant under the Plan shall be registered in the name of the Participant or in the names of the Participant and his/her spouse.

14.      ADMINISTRATION

         The Board, or its designated committee, shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan.

         The composition of the committee shall be in accordance with the requirements to obtain or retain any available exemption from the operation of
Section 16(b) of the Exchange Act, pursuant to 16b-3 promulgated thereunder, to the extent applicable.

15.      DESIGNATION OF BENEFICIARY

         (a) Each Participant will be asked to file a written designation of beneficiary who is to receive any cash, if any, from the Participant's account under the Plan in the event of such Participant's death subsequent to the end of the Offering Period but prior to the exercise of the option.

         If a Participant is married and the designated beneficiary is not the spouse, spousal consent will be required for such designation to be effective.

         (b) Such designation of beneficiary may be changed by the Participant at any time by written notice.

         (c) In the event a Participant dies in the absence of a living beneficiary who is validly designated under the Plan, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant. If, to the knowledge of the Company, no such executor or administrator has been appointed, the Company may, in its discretion, deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant. If no spouse, dependent, or relative is known to the Company, then the Company will deliver the Participant's shares and/or cash to such other persons as the Company may designate.

16.      TRANSFERABILITY

PLANTRONICS, INC.
1996 Employee Stock Purchase Plan



         Neither Contributions credited to the Participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged, hypothecated or otherwise disposed of in any way by the Participant, other than by will, the laws of descent and distribution, or as described in paragraph 15 hereof. Any such attempt at assignment, transfer, pledge, hypothecation, or other disposition shall be without effect, except the Company may treat such act as an election to withdraw funds in accordance with paragraph 11.

17.      USE OF FUNDS

         All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

18.      REPORTS

         Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to each Participant promptly following the Exercise Date. Statements will set forth the total amount of Contribution for the Offering Period, the per share purchase price, the number of shares purchased and the remaining cash balance that will be returned to the Participant, if any.

19.      ADJUSTMENTS FOR CHANGES IN CAPITALIZATION

         Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the Reserves), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of Common Stock, or any other increase or decreased in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration."

         Such adjustments shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of common stock subject to an option.

PLANTRONICS, INC.
1996 Employee Stock Purchase Plan



         In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"). The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each Participant in writing, at least ten
(10) business days prior to the New Exercise Date, that the Exercise Date for the Participant's option has been changed to the new Exercise Date and that the Participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in paragraph 11.

         The Board may, if it so determined in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

20.      AMENDMENT OR TERMINATION

         (a) The Board may at any time terminate or amend the Plan. Except as provided in paragraph 19, no such termination may affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any Participant without the Participant's written consent.

         In addition, to the extent necessary to comply with applicable law, the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

                  (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or

PLANTRONICS, INC.
1996 Employee Stock Purchase Plan



procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

21.      NOTICES

         All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location or by the person designated by the Company for receipt thereof.

22.      CONDITIONS UPON THE ISSUANCE OF SHARES

         Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic and foreign, including without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of the option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such representation is required by any of the aforementioned applicable provisions of law.

23.      TERM OF PLAN

         The Plan became effective upon its adoption by the Board in April 1996 and Shareholder Approval in July 1996, and shall continue in effect for a term of twenty (20) years unless sooner terminated under paragraph 20.

                                EXISTING 1993

                              STOCK OPTION PLAN

                                                                   ANNEX NO. 2

                             PI PARENT CORPORATION

                                1993 STOCK PLAN

         1. Purposes of the Plan. The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options or non-statutory stock options, as determined by the Committee at the time of grant.

         2. Definitions. As used herein, the following definitions shall apply:

                  (a) "Applicable Laws" means the legal requirements relating to the administration of stock plans under state corporate law, federal and state securities laws, the Code, and of any applicable stock exchange.

                  (b)      "Board" means the Board of Directors of the Company.

                  (c) "Code" means the Internal Revenue Code of 1986, as amended.

                  (d) "Committee" means the compensation committee appointed by the Board in accordance with Section 4 of the Plan.

                  (e) "Common stock" means the Class D Common Stock of the Company and any other class of stock into which the Class D Common Stock is subsequently converted.

                  (f) "Company" means PI Parent Corporation, a Delaware corporation.

                  (g) "Company Common Stock" means the common stock of the Company, including the Class A common stock, the Class B common stock, the Class C common stock and the Common Stock and each class of common stock into which such shares are converted.

                  (h) "Consultant" means any person, including an advisor, engaged by the Company or any Parent or Subsidiary to render services and who is compensated for such services and who does not render such services as an Employee.

                  (i) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship is not interrupted or terminated by the Company, any Parent or Subsidiary. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Committee, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock options, no such leave may exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

                  (j) "Convertible Securities" means securities convertible into or exchangeable for Company Common Stock, including, without limitation, debt, equity, or hybrid debt-equity securities.

                  (k)      "CVC" means Citicorp Venture Capital, Ltd.

                  (l)      "Director" means a member of the Board.

                  (m) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

                  (n) "Employee" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

                  (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (p) "Fair Market Value" means, as of any data of determination, the value of Company Common Stock determined as follows:

                           (i)      If the Company Common Stock is listed on any
established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such exchange or system for the last market trading day prior to the time of determination) as reported in The Wall Street Journal or such other source as the Committee deems reliable;

                           (ii)     If the Company Common Stock is quoted on the
NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for such stock or;

                           (iii)    In the absence of an established market for
the Company Common Stock, the Fair Market Value thereof shall be determined in good faith by the Committee in conjunction with a qualified independent appraiser.

                  (q) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                  (r) "Initial Public Offering" means an offering of shares of Common Stock to the public (other than to employees or in connection with an acquisition) registered under Form S-1 (or any successor form) with the SEC under the Securities Act of 1933, as amended.

                  (s) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

                  (t) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  (u) "Option" means a stock option granted pursuant to the Plan.

                  (v) "Optioned Stock" means the Common Stock subject to an Option.

                  (w) "Optionee" means an Employee or Consultant who receives an Option, or in the event of death or disability, such individual's estate or personal representative.

                  (x) "Outside Director" means a member of the Board who is neither an Employee nor a Consultant and whom qualifies as an Outside Director under Section 162(m) of the Code and any regulations promulgated thereunder.

                  (y) "Over-Allotment Option Lapse Date" means the earlier of (i) the date the underwriters to the Initial Public Offering have either exercised or opted not to exercise their over-allotment option in full, or (2) the date of the expiration of the term of such over-allotment option.

                  (z) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (aa)     "Plan" means this 1993 Stock Option Plan.

                  (ab) "Private Placement" means the Company sells shares of Company Common Stock, Convertible Securities or derivative securities related thereto (other than pursuant to this Plan).

                  (ac) "Shares" means a share of the Common Stock, as adjusted in accordance with Section 11 below.

              (ad) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 15,966, of which no more than 12,000 Shares will be available for issuance pursuant to Incentive Stock Options. However, if the Company undertakes an Initial Public Offering, the number of shares of Common Stock issuable under the Plan (but not the number of Shares issuable pursuant to Incentive Stock Options) shall be increased in two stages. First, immediately following the effectiveness of such Initial Public Offering, the number of shares of Common Stock issuable under the Plan shall be increased to an amount determined as follows:

        Post-IPO Shares = Plan Shares Ratio x Outstanding Shares where:

              Plan Share Ratio     =     [(.108 x Post-IPO Value) + (.072 x
                                         Post-IPO Value x Adjustment
                                         Ratio)]/Post-IPO Value

              Post-IPO Shares      =     the aggregate number of shares of
                                         Common Stock issuable under the Plan
                                         following the Initial Public Offering

              Outstanding Shares   =     9,625,000 shares of Company Common
                                         Stock (this number assumes the
                                         contemplated 55.9044:1 stock split by
                                         the Company has occurred)

              Post-IPO Value       =     the aggregate Fair Market Value of the
                                         outstanding shares of Common Stock
                                         following the completion of the Initial
                                         Public Offering, based on the "price to
                                         public" in such Initial Public Offering

              Adjustment Ratio     =    [Pre-IPO Value - (.108 x Post-IPO
                                        Value)]/[Pre-IPO Value + (.072 x
                                        Post-IPO Value)]

              Pre-IPO Value        =    the Post-IPO Value reduced by the
                                        aggregate gross proceeds realized by the Company from the Initial Public Offering

         Second, if the Company undertakes an Initial Public Offering, the number of shares of Common Stock issuable under the Plan shall be increased immediately following the Over-Allotment Option Lapse Date to an amount determined as follows:

         Post-IPO Shares = Plan Shares Ratio x Outstanding Shares where:

              Plan Share Ratio     =    [(.108 x Post-IPO Value) + (.072 x
                                        Post-IPO Value x Adjustment
                                        Ratio)]/Post-IPO Value

              Post-IPO Shares      =    the aggregate number of shares of Common
                                        Stock issuable under the Plan following
                                        the Over-Allotment Option Lapse Date

              Outstanding Shares   =    9,625,000 shares of Company Common Stock
                                        (this number assumes the contemplated
                                        55.9044:1 stock split by the Company has occurred), plus any primary shares issued by the Company pursuant to the exercise of the underwriters' over-allotment option

              Post-IPO Value       =    the aggregate Fair Market Value of the
                                        outstanding shares of Common Stock
                                        following the completion of the Initial
                                        Public Offering, based on the "price to
                                        public" in such Initial Public Offering

              Adjustment Ratio     =    [Pre-IPO Value - (.108 x Post-IPO
                                        Value)]/[Pre-IPO Value + (.072 x
                                        Post-IPO Value)]

              Pre-IPO Value        =    the Post-IPO Value reduced by the
                                        aggregate gross proceeds realized by the Company from the Initial Public Offering including any amounts recognized by the Company in connection with the exercise of an underwriters' overallotment option

         Moreover, if the Company undertakes a Private Placement, the number of shares of Common Stock issuable under the Plan (but not the number of Shares issuable pursuant to Incentive Stock Options) shall be increased promptly following such Private Placement to an amount determined as follows:

         Post-PP Shares = Plan Share Ratio x Outstanding Shares where:

              Plan Share Ratio     =    [(.108 x Post-PP Value) + (.072 x
                                        Post-PP Value x Adjustment
                                        Ratio)]/Post-PP Value

              Post-PP Shares       =    the aggregate number of shares of Common
                                        Stock issuable under the Plan following
                                        the Private Placement

              Outstanding Shares   =    the sum of the following, all determined
                                        immediately following the Private
                                        Placement: (i) the number of outstanding shares of Company Common Stock, plus
                                        (ii) the number of outstanding shares of Convertible Securities (as if fully converted into Company Common Stock), plus (iii) the total number of Shares subject to unexercised Options

              Post-PP Value        =    the aggregate Fair Market Value of the
                                        outstanding shares of Company Common
                                        Stock and Convertible Securities
                                        immediately following the Private
                                        Placement

              Adjustment Ratio     =    [Pre-PP Value - (.108 x Post-PP
                                        Value)]/[Pre-PP Value + (.072 x Post-PP
                                        Value)]

              Pre-IPO Value        =    the Post-PP Value reduced by the
                                        aggregate gross proceeds realized by the Company from the Private Placement

         An additional Private Placement shall be deemed to have been made upon the exercise of any derivative securities issued in a Private Placement.

         The Shares may be authorized, but unissued, or reacquired Common Stock, or both.

         Except as otherwise specifically provided in the Company's certificate of incorporation, the Common Stock shall be treated equitably relative to other classes of common stock of the Company with respect to voting power and dividend rights, claim on earnings, treatment in future transactions involving equity holders, and other like items.

       If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. However, should the Company reacquire Shares which were issued pursuant to the exercise of an Option, such Shares shall not become available for future grant under the Plan.

       4.     Administration of the Plan.

              (a) Initial Plan Procedure and Limitations. Prior to the date, if any, of an Initial Public Offering or of a registered public offering of debt securities by the Company, the Plan shall be administered by the compensation committee of the Board, which Committee shall be composed solely of two or more Outside Directors; provided, however, that such Committee shall not have the discretionary authority to modify, amend or waive any provision of outstanding Options.

              (b) Plan Procedure After the Date, if any, of the Initial Public Offerings or a Registered Public Offering of Debt Securities. After the date, if any, of the Initial Public Offering or a registered public offering of debt securities by the Company until the date upon which CVC's aggregate ownership of the Company Common Stock becomes an amount less than ten percent of the Company Common Stock, the Plan shall also be administered by the compensation committee appointed by the Board; which Committee shall be composed solely of two or three (but no more than three) Outside Directors, at least one of whom shall be a designee of CVC; provided, however, that such Committee shall have the discretionary authority to take any actions with respect to any outstanding options only with at least a two-thirds vote of the Committee or, in the alternative, upon a majority vote of the Committee ratified by approval of at least two-thirds of the Board.

       After the date, if any, upon which CVC's aggregate ownership of the Company Common Stock becomes an amount less than ten percent of the Company Common Stock, the Plan shall also be administered by the compensation committee appointed by the Board; which Committee shall be composed of two or more Outside Directors, and which Committee shall have the full discretionary authority to take all actions as described herein upon a majority vote of such Committee.

       Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. Subject to the requirement set forth above that during a certain period at least one member of the Committee shall be a designee of CVC, from time to time the Board may increase the size of the Committee (but not to a size of more than three members so long as CVC owns at least 10% of the Company Common Stock, and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

       (c) Powers of the Committee. Subject to (i) the provisions of the Plan,
(ii) the specific limitations on the Committee's exercise of discretion set forth earlier in this Section, (iii) the specific duties delegated by the Board to such Committee, and (iv) the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Committee shall have the authority, in its discretion:

              (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(p) of the Plan;

              (ii) to select the Consultants and Employees to whom Options may from time to time be granted hereunder;

              (iii) to determine whether and to what extent Options are granted hereunder;

              (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

              (v) to approve forms of agreement for use under the Plan; provided, however, that the forms of stock option agreement and exercise notice used in successive stock option grants to Robert S. Cecil and the PI Parent Corporation management team (the "Initial Optionees") shall be identical (except as to number of shares and exercise price and as to any changes which would have no adverse effect upon the Initial Optionees) to those forms of stock option agreement and exercise notice used in the initial grants under this Plan to the Initial Optionees;

              (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Committee, in its sole discretion, shall determine;

              (vii) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(d) instead of Common Stock;

              (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted; and

              (ix) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

      (d) Effect of the Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees and any other holders of any Options.

   5. Eligibility.

      (a) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options. Outside Directors are not eligible to participate in the Plan.

      (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

      (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

      (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

      (e) The following limitations shall apply to grants of Options:

              (i) No Employee or Consultant shall be granted in any fiscal year of the Company, Options to purchase more than 15,966 Shares; and

              (ii) Over the term of the Plan, no Employee or Consultant shall be granted Options to purchase more than 15,966 Shares.

     The foregoing limitations set forth in this Section 5(e) are intended to satisfy the requirements applicable to Options intended to qualify as "performance-based compensation" (within the meaning of Section 162(m) of the Code) and are subject to an automatic proportionate increase in the event of an increase to either the Shares issuable pursuant to the Plan or to the Shares issuable pursuant to a particular Option under Sections 3 and 11 herein. In the event the Committee determines that such limitations are not required to qualify Options as performance-based compensation, the Committee may modify or eliminate such limitations.

     6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

     7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8.     Option Exercise Price and Consideration.

            (a) The per share exercise price for the Shares to issued pursuant to exercise of an Option shall be such price as is determined by the Committee, but shall be subject to the following in the case of an Incentive Stock Option:

                 (i) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                 (ii) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

            (b) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Committee.

            (c) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee (and, in the case of an Incentive

Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (4) delivery of a properly executed exercise notice together with such other documentation as the Committee and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or margin loan proceeds required to pay the exercise price, (5) any combination of the foregoing methods of payment, or (6) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws.

     9.     Exercise of Option:

            (a) Procedure for Exercise: Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

                 An Option may not be exercised for a fraction of a Share.

                 An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Committee, consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

                 Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

            (b) Termination of Employment. This entire paragraph being subject to the terms of an individual Optionee's employment agreement with the Company, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant with the Company, including a termination resulting from Disability or death, such Optionee may exercise his or her Option to the extent that Optionee was entitled to exercise it at the date of such termination. Such exercise may take place no later than the expiration date of the term of the Option. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.


            (c) Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

            (d) Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash or Shares, or may specify at the time of award the circumstances under which an Optionee may sell for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Optionee at the time that such offer or award is made.

            (e) Amendment of Registration Agreement and Stockholder Agreement. In an effort to ensure that grantees of Options under the Plan are able, upon the conversion of such Options into Common Stock, to participate in those benefits and obligations of ownership of Common Stock offered to the other holders thereof, the Company agrees promptly upon the adoption of the Plan to take such action, and to use its best efforts to request its existing stockholders to take such action, as may be necessary to:

                 (i) amend the definition of "Executive Stock Agreements" set forth in the Amended and Restated Registration Agreement dated as of December 29, 1989 by and among the Company and its stockholders, as amended (the "Registration Agreement") to include the Plan. The effect of such amendment will be to provide such holders acquiring Common Stock pursuant to the Plan with the demand registration rights and piggy-back registration rights set forth in Sections 1 and 2, respectively, of the Registration Agreement; and

                 (ii) amend the following provisions set forth in the Amended and Restated Stockholder Agreement dated as of December 29, 1989 by and among the Company and its stockholders, as amended (the "Stockholder Agreement"):

                           (A) Section 2(a)(iii) of the Stockholder Agreement to provide that Robert S. Cecil shall have the right to nominate one person to the Board for so long as he is the chief executive officer of the Company;

                           (B) the definition of "Executive" set forth in the Stockholder Agreement to include all Optionees under the Plan. The effect of such amendment will be to provide such holders at any time after they purchase Shares hereunder with the limited purchase rights set forth in Section 7 of the Stockholder Agreement;

                           (C) Amend Section 6 of the Stockholder Agreement to include as "Participants" (as defined therein) the holders of Common Stock issued pursuant to the Plan. The effect of such amendment will be to provide such holders with the co-sale rights set forth in Section 6.

                           (D) Amend Section 8 of the Stockholder Agreement to provide that the approval of Robert S. Cecil will be required to consent to any "Freeze-Out" (as defined therein).

         10. Non-Transferability of Options. Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         11. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger, Sale of Assets or Change of Control.

                  (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, in the event of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Company Common Stock, or any other increase or decrease in the number of issued shares of Company Common Stock or in the number or amount of Convertible Securities effected without receipt of consideration by the Company (provided, however, that for purposes of this paragraph, conversion of any Convertible Securities of the Company that are issued subsequent to the date of the adoption of this Plan, including, without limitation, the conversion of any such preferred stock of the Company into Common Stock, shall not be deemed to have been "effected without receipt of consideration"), the number of shares of Common Stock covered by each outstanding Option (including Options exercised but as to which stock certificates have not been issued), and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted so that such Options' claim on assets, earnings and voting power remains the same before and after any increase or decrease in the number of issued shares of Common Stock resulting from such event. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. In the event that the Company undertakes any corporate separation or division, including, without limitation, a split-up, split-off or spin-off, the Committee shall provide that the holder of each Option shall receive, upon a subsequent exercise of his or her Option, the same per share consideration for each Share exercised that stockholders of the Company received for each share of their holdings pursuant to the corporate separation or division. In the event that the Company offers for sale any Company Common Stock or any Convertible Securities for an initial consideration price per share of Company Common Stock less than the Fair Market Value (as if the defined term "Fair Market Value" in Section 2(p) herein applied to Convertible Securities as well as to Company Common Stock) of such securities; and in the further event that sales pursuant to such offerings result in the Fair Market Value of the Common Stock declining, the per share exercise price of each outstanding Option shall be adjusted so that the ratio of the exercise price to the Fair Market Value of the Common Stock before and after the closing of such sales remains constant. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Committee shall notify the Optionee at least thirty (30) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

                  (c) Merger, Sale of Assets or Change of Control. In the event of a "Change of Control" (as defined below), the Committee shall provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. In such event, the Committee shall notify the Optionee that the Option shall be exercisable for a period of not less than thirty (30) days from the date of such notice. For these purposes, a "Change of Control" shall mean the occurrence of any of the following events:

                           (i)      Any "person" (as such term is used in
Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) other than CVC and each of its affiliates becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing forty percent

(40%) or more of the total voting power represented by the Company's then outstanding voting securities; or

                           (ii)     A change in the composition of the Board
occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who (a) are directors of the Company as of the date this Plan is adopted, (b) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company) or (c) are elected in accordance with the terms of the Board Designation Agreement dated as of ___________________, 1993, among CVC and the Company; or

                           (iii)    A merger or consolidation of the Company
with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted in to voting securities of the surviving entity) at least seventy percent (70%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially of the Company's assets.

         For purposes of this paragraph 11(c), references to the "Company" shall mean each of the Company, PI Holdings Inc., a Delaware corporation, and Plantronics, Inc., a Delaware corporation.

         12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Committee makes the determination granting such Option, or such other date as is determined by the Committee. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

         13.      Amendment and Termination of the Plan.

                  (a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

                  (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company.

         14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained; provided, however, that the Company shall use its best efforts to obtain such authority, provided, further, that if the Company fails to obtain such authority, the Company shall pay to Optionees such amount as to ensure that the Optionees suffer no economic detriment by virtue of the failure to obtain such authority.

         16. Agreements. Options shall be evidenced by written agreements in such form as the Committee shall approve from time to time.

         17. Stockholder Approval. Continuances of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted and within twelve (12) months before or after the date of any increase in the number of Shares available for issuance pursuant to the Plan, to the extent required by Section 422 of the Code and the regulations thereunder. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange upon which the Common Stock is listed.

                              PROPOSED AMENDMENT

                          TO 1993 STOCK OPTION PLAN

                                                                   ANNEX NO. 3


         The 1993 Stock Plan (the "Plan") is amended effective as of April 23, 1996, as follows:

                  First: Section 3 of the Plan is amended to read in its entirety as follows:

                  Stock Subject to the Plan. Subject to the provisions of
Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 2,079,621 Shares(1). The Shares may be authorized, but unissued, or reacquired Common Stock, or both.

                  If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. However, should the Company reacquire Shares which were issued pursuant to the exercise of an Option, such Shares shall not become available for future grant under the Plan.

                  Second: Section 9(b) of the Plan is amended to read in its entirety as follows:

                  Termination of Employment or Consulting Relationship. This entire paragraph being subject to the terms of an individual Optionee's employment agreement with the Company and to the terms of option agreements with respect to Options granted before April 23, 1996, upon termination of an Optionee's Continuous Status as an Employee or Consultant, the Optionee may exercise his or her Option within sixty (60) days from the date of termination. If, on the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within such sixty (60) day period, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  Notwithstanding the above, in the event of an Optionee's change in status from Consultant to Employee or Employee to Consultant, the Optionee's Continuous Status as an Employee or Consultant shall not automatically terminate solely as a result of such change in status. In such event, an Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such change of status.

- - -----------------------
         (1)  Includes an increase of 490,000 Shares on April 23, 1996.

                           EXISTING 1993 DIRECTORS'

                              STOCK OPTION PLAN

                                                                    ANNEX NO. 4

                              PI PARENT CORPORATION

                         1993 DIRECTOR STOCK OPTION PLAN

         1. Purposes of the Plan. The purposes of this 1993 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

                  All options granted hereunder shall be "non-statutory stock options."

         2. Definitions. As used herein, the following definitions shall apply:

                  (a) "Board" means the Board of Directors of the Company.

                  (b) "Code" means the Internal Revenue Code of 1986, as amended.

                  (c) "Common Stock" means the Common Stock of the Company.

                  (d) "Company" means PI Parent Corporation, a Delaware corporation.

                  (e) "Continuous Status as a Director" means the absence of any interruption or termination of service as a Director.

                  (f) "Director" means a member of the Board.

                  (g) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

                  (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (i) "Fair Market Value" means, as of any date of determination (or, if the date of determination is not a market trading day, as of the last market trading day), the value of Common Stock determined as follows:

                           (i) If the Common Stock is listed on any established
stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such exchange or system for the last market trading day prior to the time of determination) as reported in The Wall Street Journal or such other source as the Board deems reliable;

                           (ii) If the Common Stock is quoted on the NASDAQ
System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for such stock or;

                           (iii)  In the absence of an established market for
the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board in conjunction with a qualified independent appraiser; provided, however, that

                           (iv)  For purposes of grants made hereunder on the
IPO Effective Date, the Fair Market Value of the Common Stock shall be the "price to public" as set forth in the final prospectus filed with the Securities and Exchange Commission pursuant to Rule 424 under the Securities Act of 1933, as amended.

                  (j) "IPO Effective Date" means the effective date of an offering of shares of Common Stock to the public (other than to employees or in connection with an acquisition) registered under Form S-1 (or any successor form) with the SEC under the Securities Act of 1933, as amended.

                  (k) "Option" means a stock option granted pursuant to the Plan.

                  (l) "Optioned Stock" means the Common Stock subject to an Option.

                  (m) "Optionee" means an Outside Director who receives an Option.

                  (n) "Outside Director" means a Director who is not an Employee.

                  (o) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (p) "Plan" means this 1993 Director Option Plan.

                  (q) "Share" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

                  (r) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

         3. Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 20,000 Shares (which number gives effect to the 55.9044:1 stock split of the Company, as do the share numbers in Section 4 hereof) (the "Pool") of Common Stock. The Shares may be authorized but unissued, or reacquired Common Stock.

                  If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

         4.       Administration of and Grants of Options under the Plan.

                  (a) Procedure for Grants. The provisions set forth in this
Section 4(a) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All grants of Options to Outside Directors under this Plan shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions; provided that the exercisability of any Option granted hereunder shall be conditioned upon the closing of an offering of shares of Common Stock to the public (other than to employees or in connection with an acquisition) registered under Form S-1 (or any successor form) with the SEC under the Securities Act of 1933, as amended:

                           (i) No person shall have any discretion to select
which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

                           (ii) Each Outside Director shall be automatically
granted an Option to purchase 2,000 Shares (the "First Option") on the date on which the later of the following events occurs: (A) the IPO Effective Date, or
(B) the date on which such person first becomes a Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy.

                           (iii) Beginning with January 15, 1995, after the
First Option has been granted to an Outside Director, such Outside Director shall thereafter be automatically granted an Option to purchase 500 Shares (a "Subsequent Option") on January 15 of each year, if on such date, he shall have served on the Board for at least six (6) months.

                           (iv) Notwithstanding the provisions of subsections
(ii) and (iii) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action of the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

                           (v) Notwithstanding the provisions of subsections
(ii) and (iii) hereof, any exercise of an Option made before the Company has obtained stockholder approval of the Plan in accordance with Section 16 hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 16 hereof.

                           (vi) The terms of a First Option granted hereunder
shall be as follows:

                                    (A) the term of the First Option shall be
ten (10) years.

                                    (B) the First Option shall be exercisable
only while the Outside Director remains a Director of the Company, except as set forth in Section 8 hereof.

                                    (C)  the exercise price per Share shall be
100% of the Fair Market Value per Share on the date of grant of the First
Option.

                                    (D)  the First Option shall vest and become
exercisable as to 25% of the Shares subject to the First Option on the first anniversary of the date of grant of the First Option and shall vest and become exercisable as to 6.25% of the Shares subject to the First Option at the end of each three month period thereafter, if on such dates Optionee has remained in Continuous Status as a Director.

                           (vii)  The terms of a Subsequent Option granted
hereunder shall be as follows:

                                    (A) the term of the Subsequent Option shall
be ten (10) years.

                                    (B) the Subsequent Option shall be
exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 8 hereof.

                                    (C) the exercise price per Share shall be
100% of the Fair Market Value per Share on the date of grant of the Subsequent Option.

                                    (D) the Subsequent Option shall become
exercisable as to one hundred percent (100%) of the Shares subject to the Subsequent Option on the fourth anniversary of the date of grant of the Subsequent Option, if on such date Optionee has remained in Continuous Status as a Director.

         5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4 hereof. An Outside Director who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

                  The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

         6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

         7. Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option may consist of (i) cash, (ii) check,
(iii) other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (vi) any combination of the foregoing methods of payment.

         8.       Exercise of Option.

                  (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times as are set forth in
Section 4 hereof; provided, however, that no Options shall be exercisable until stockholder approval of the Plan in accordance with Section 16 hereof has been obtained.

                  An Option may not be exercised for a fraction of a Share.

                  An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

                  Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Rule 16b-3. Options granted to Outside Directors must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                  (c) Termination of Continuous Status as a Director. In the event an Optionee's Continuous Status as a Director terminates other than upon the Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within three (3) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option at the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

                  (d) Disability of Optionee. In the event Optionee's Continuous Status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within twelve (12) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option at the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

                  (e) Death of Optionee. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it at the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option at the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

         9. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         10. Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control.

                  (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action.

                  (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option, each such outstanding Option shall become fully exercisable. If an Option becomes fully exercisable in the event of a merger or sale of assets, the Company shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares).

         11.      Amendment and Termination of the Plan.

                  (a) Amendment and Termination. Except as set forth in Section 4, the Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

                  (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

         12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

         13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

                  Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         15. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

         16. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company at or prior to the first annual meeting of stockholders held subsequent to the granting of an Option hereunder. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law.

                              PROPOSED AMENDMENT

                                      TO

                      1993 DIRECTORS' STOCK OPTION PLAN

                                                                   ANNEX NO. 5

         The 1993 Director Stock Option Plan (the "Director Plan") is amended effective as of April 23, 1996, as follows:

                  Section 3 of the Director Plan is amended to read in its entirety as follows:

                  Stock Subject to the Plan. Subject to the provisions of
Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 30,000 Shares(1) (the "Pool") of Common Stock. The Shares may be authorized but unissued, or reacquired Common Stock.

                  If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.






- - ----------------------
         (1)  Includes an increase of 10,000 Shares on April 23, 1996.

                                   DETACH HERE

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
P                               PLANTRONICS, INC.
R                      1996 ANNUAL MEETING OF STOCKHOLDERS
O                                 AUGUST 6, 1996
X
Y
     The undersigned stockholder of PLANTRONICS, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated July 1, 1996, and hereby appoints Robert S. Cecil and John A. Knutson, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1996 Annual Meeting of Stockholders of PLANTRONICS, INC. to be held on August 6, 1996 at 2:00 p.m. local time, at Plantronics, Ltd., Interface Business Park, Bincknoll Lane, Wootton Bassett, Wiltshire, SN4 8QQ, United Kingdom, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                                                   SEE REVERSE
                                                                       SIDE

                                   DETACH HERE

/X/   PLEASE MARK
      VOTES AS IN
      THIS EXAMPLE.

THIS PROXY WILL BE VOTED AS INDICATED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR ADOPTION OF
THE 1996 EMPLOYEE STOCK PURCHASE PLAN, FOR THE 490,000 SHARE INCREASE IN SHARES ISSUABLE UNDER THE 1993 STOCK OPTION PLAN, FOR THE 10,000 SHARE INCREASE IN SHARES ISSUABLE UNDER THE 1993 DIRECTORS' STOCK OPTION PLAN, AND FOR THE RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

1.    Election of Directors

Nominees: Richard D. Banziger; Robert S. Cecil; M. Saleem Muqaddam; John Mowbray O'Mara; Trude C. Taylor; J. Sidney Webb; and David A. Wegmann

                  FOR                       WITHHELD
                  / /                         / /

/ /                                                           MARK HERE     / /
    -------------------------------------------               FOR ADDRESS
    For all nominees except as noted above                    CHANGE AND
                                                              NOTE BELOW

2.    PROPOSAL TO ADOPT THE 1996 EMPLOYEE STOCK PURCHASE PLAN.

                  FOR              AGAINST           ABSTAIN
                  / /                / /               / /

3. PROPOSAL TO APPROVE A 490,000 SHARE INCREASE IN COMMON STOCK ISSUABLE UNDER THE 1993 STOCK OPTION PLAN.

                  FOR              AGAINST           ABSTAIN
                  / /                / /               / /

4. PROPOSAL TO APPROVE A 10,000 SHARE INCREASE IN COMMON STOCK ISSUABLE UNDER THE 1993 DIRECTORS' STOCK OPTION PLAN

                  FOR              AGAINST           ABSTAIN
                  / /                / /               / /

5. PROPOSAL TO RATIFY THE APPOINTMENT OF PRICE WATERHOUSE LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR FISCAL 1997.

                  FOR              AGAINST           ABSTAIN
                  / /                / /               / /

      and, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.

(THIS PROXY SHOULD BE MARKED, DATED AND SIGNED BY THE STOCKHOLDER(S) EXACTLY AS HIS OR HER NAME APPEARS HEREON AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE. IF SHARES ARE HELD BY JOINT TENANTS OR AS COMMUNITY PROPERTY, BOTH SHOULD SIGN.)

Signature: ____________________________________  Date: ________________________

Signature: ____________________________________  Date: ________________________